Exhibit 10.126

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the “Amendment”), dated as of May 1, 2019 (the “Third Amendment Closing Date”), is made by and among Koppers Inc., a Pennsylvania corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement (as hereinafter defined)), the LENDERS (as defined in the Credit Agreement), and PNC Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of February 17, 2017, as amended by a First Amendment to Credit Agreement dated as of February 26, 2018, and a Second Amendment to Credit Agreement and Joinder dated as of April 10, 2018 (as so amended, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders (i) extend the expiration date of the revolving credit facility available to the Borrower under the Credit Agreement and the maturity date of the Term Loan advanced under the Credit Agreement, and (ii) amend certain other provisions of the Credit Agreement which relate to the financial covenants and related definitions, and the Lenders are willing to effect such credit accommodations upon and subject to the terms and conditions of this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.Definitions.  Except as set forth in this Amendment, defined terms used herein shall have the meanings given to them in the Credit Agreement.

2.Amendment of Section 1.1 [Certain Definitions].  The following definitions in Section 1.1 of the Credit Agreement are either amended or inserted as follows:

(a)Clause (k) in the definition of Consolidated EBITDA is hereby amended and restated to the following:

“(k) non-recurring cash and non-cash charges to net income related to discontinuation or sale of business operations of Holdings and its Subsidiaries as such charges are incurred in an aggregate amount not greater than the following amounts for the following periods:  (y) January 1, 2018 through and including December 31, 2018, $24,400,000 and (z) January 1, 2019 and continuing for the balance of the term of this Agreement, $75,000,000,”

(b)The definition of Expiration Date is hereby amended and restated as follows:

“Expiration Date shall mean May 1, 2024.”

(c)The definition of Fixed Charge Coverage Ratio is hereby amended and restated as follows:

“Fixed Charge Coverage Ratio shall mean the ratio of (i) Consolidated EBITDA minus Capital Expenditures of Holdings and its Subsidiaries minus cash taxes of Holdings and its Subsidiaries, to (ii) Fixed Charges, excluding dividends and distributions made by Holdings during the fiscal quarter ended September 30, 2018.”

(d)The following new definition is hereby inserted in Section 1.1 in alphabetical order:

“Third Amendment Closing Date” shall mean May 1, 2019.

3.New Section 1.5  [Divisions].  The following new Section 1.5 is hereby inserted in the Credit Agreement immediately following Section 1.4:

“1.5     Divisions.

  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its equity interests at such time.”

4.Amendment to Section 8.2.16  [Maximum Total Secured Leverage Ratio].  Section 8.2.16 of the Credit Agreement is hereby amended and restated as follows:

“8.2.16     Maximum Total Secured Leverage Ratio.

  The Loan Parties shall not permit the Total Secured Leverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed 3.25 to 1.00, with step downs (A) if an Equity Issuance has not occurred, to (i) 3.00 to 1.00 on December 31, 2019, and (ii) 2.75 to 1.00 on December 31, 2020; and (B) if an Equity Issuance has occurred, to (i) 3.00 to 1.00 upon such Equity Issuance, and (ii) 2.75 to 1.00 on December 31, 2019; provided, that if (i) the maximum Total Secured Leverage Ratio required pursuant to this Section 8.2.16 as of such date is not more than 2.75 to 1.00 and (ii) Undrawn Availability is at least $50,000,000, then the Borrower may elect, with prior written notice to the Administrative Agent, to increase the applicable maximum Total Secured Leverage Ratio to 3.00 to 1.00 during the period of four (4) consecutive fiscal quarters immediately following the consummation of a Material Acquisition (commencing with the fiscal quarter in which such Material Acquisition occurs) (a "Material Acquisition Period"); provided further, that (a) immediately after the end of a Material Acquisition Period, the Total Secured Leverage Ratio shall automatically revert to 2.75 to 1.00 and (b) there shall be not more than one (1) Material Acquisition Period during the term of this Agreement.”

5.Amendment to Section 8.2.17  [Maximum Total  Leverage Ratio].  Section 8.2.17 of the Credit Agreement is hereby amended and restated as follows:

“8.2.17     Maximum Total Leverage Ratio.

  The Loan Parties shall not permit the Total Leverage Ratio, calculated as of the end of each fiscal quarter for the four fiscal quarters then ended, to exceed 5.50 to 1.00, with step downs (A) if an Equity Issuance has not occurred, to (i) 5.25 to 1.00 on December 31, 2019, (ii) 5.00 to 1.00 on December 31, 2020, and (iii) 4.75 to 1.00 on December 31, 2021; and (B) if an Equity Issuance has occurred, to (i) 5.25 to 1.00 upon such Equity Issuance, (ii) 5.00 to 1.00 on December 31, 2019, and (iii) 4.75 to 1.00 on December 31, 2020.”

6.Amendment to the Credit Agreement.  Effective as of the Third Amendment Closing Date and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement shall be amended as set forth above.

7.Amendment to Schedules.  (a)  Each of the Schedules to the Credit Agreement listed in the table below is hereby amended and restated in its entirety as set forth on the respective correspondingly numbered Schedules attached hereto and made apart hereof:

Schedules:
Schedule 1.1(B) - Commitments of Lenders
Schedule 6.1.1 - Qualifications To Do Business (as of the Third Amendment Closing Date)
Schedule 6.1.2 - Subsidiaries
Schedule 6.1.7 - Owned and Leased Real Property (as of the Third Amendment Closing Date)
Schedule 6.1.16 - Partnership Agreements; LLC Agreements
Schedule 6.1.23 - Environmental Disclosures
Schedule 8.2.9 - Permitted Partnerships, LLC’s, Joint Ventures

(b)  Each of the Schedules to the Pledge Agreement and the Security Agreement listed in the table below are hereby amended and restated in their entirety as set forth on the respective corresponding Schedules attached hereto and made apart hereof:

Schedules:
Schedule A to Pledge Agreement
Schedules to Security Agreement

(c)  Each of the Patent, Trademark and Copyright Security Agreement Schedules and the Material IP Listing are hereby amended and restated in their entirety as set forth in the respective documents delivered to the Administrative Agent.

8.Amendment to Exhibits.  Exhibit 8.2.6 and Exhibit 8.3.3 of the Credit Agreement are hereby amended and restated in their entirety as set forth on, Exhibit 8.2.6 [Acquisition Compliance Certificate] and Exhibit 8.3.3 [Quarterly Compliance Certificate], attached hereto and made a part hereof.

9.Revolving Credit Commitments and Term Loans.  One or more of the Lenders (each, a “Non-Extending Lender”) has elected not to extend its Revolving Credit Commitment pursuant to the terms of this Amendment, and as a result, its Revolving Credit Commitment shall terminate on the Third Amendment Closing Date, and the Term Loan of each Non-Extending Lender shall be paid in full on the Third Amendment Closing Date.  The Revolving Credit Commitments and Term Loans of the Lenders who continue to extend Revolving Credit Commitments and Term Loans to the Borrower are hereby reallocated among the Lenders effective as of the Third Amendment Closing Date.  Each such Lender, by executing and delivering this Amendment, agrees in connection therewith (i) to provide a Revolving Credit Commitment in the amount for such Lender as set forth on Schedule 1.1(B) attached hereto, and (iii) to continue to provide a Term Loan to the Borrower in the amount for such Lender as set forth on Schedule 1.1(B) attached hereto.  The aggregate amount of the Term Loans outstanding on the Third Amendment Closing Date is $87,500,000.00.

10.Conditions Precedent.  The Loan Parties and the Lenders acknowledge and agree that the amendments set forth herein shall only be effective upon the occurrence of all the following conditions precedent:

(a)Amendment; Replacement Notes.  The Loan Parties, the Administrative Agent and the Lenders shall have executed and delivered this Amendment to the Administrative Agent. The Borrower shall have executed and delivered to the Administrative Agent replacement Notes for any Lender which (i) is increasing its Revolving Credit Commitment and/or Term Loan as of the Third Amendment Closing Date, and (ii) has requested a replacement Note in the amount of such increased Revolving Credit Commitment or Term Loan.

(b)Officer’s Certificates.  The Administrative Agent shall have received a certificate of each of the Loan Parties signed by an Authorized Officer, dated as of the date hereof stating that (i) all representations and warranties of the Loan Parties set forth in the Credit Agreement are true and correct in all material respects (ii) the Loan Parties are in compliance with each of the covenants and conditions in this Amendment and the Credit Agreement, (iii) no Event of Default or Potential Default exists, and (iv) no Material Adverse Change has occurred since December 31, 2018.

(c)Secretary’s Certificates.  The Administrative Agent shall have received a certificate dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to: (a) all action taken by each Loan Party in connection with this Amendment, (b) the names of the Authorized Officers authorized to sign this Amendment and their true signatures, (c) copies of its organizational document as in effect on the Third Amendment Closing Date certified by the appropriate state official where such documents are filed in a state office or the fact that the previously delivered organizational documents of each Loan Party are still in full force and effect and have not been amended, and (d) certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized.

(d)Legal Opinion.  The Administrative Agent and Lenders shall have received a written opinion of counsel to the Loan Parties, in form and substance satisfactory to the Administrative Agent, dated as of the Third Amendment Closing Date.

(e)Know-Your-Customer Diligence.  At least five Business Days prior to the Third Amendment Closing Date, the Administrative Agent shall have received all documentation and other information requested by the Administrative Agent or any Lender that is required by U.S. regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act.

(f)Approvals.  The Administrative Agent shall have received evidence that all material regulatory approvals and licenses necessary for the consummation of the transactions under this Amendment have been completed, and there shall be an absence of any legal or regulatory prohibitions or restrictions upon the consummation of the transactions under this Amendment.

(g)Fees.  The Borrower shall have paid to the Administrative Agent all fees due and owing pursuant to the fee letter dated as of April 4, 2019 by and among the Borrower, the Administrative Agent and PNC Capital Markets LLC.

(h)Miscellaneous.  Such other documents, agreements, instruments, deliverables and items deemed necessary by the Administrative Agent.

11.Representations, Warranties and Covenants.  The Borrower and each Guarantor covenants and agrees with and represents and warrants to the Administrative Agent and the Lenders as follows:

(a)the Borrower’s and Guarantors’ obligations under the Credit Agreement, as modified hereby, are and shall remain secured by the Collateral, pursuant to the terms of the Credit Agreement and the other Loan Documents;

(b)the Borrower and each of the Guarantors possesses all of the powers requisite for it to enter into and carry out the transactions of the Borrower and each Guarantor referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Credit Agreement and the other Loan Documents and any other documents contemplated herein that are to be performed by the Borrower or such Guarantor; any and all actions required or necessary pursuant to the Borrower’s or such Guarantor’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment; the officers of the Borrower and each Guarantor executing this Amendment are the duly elected, qualified, acting and incumbent officers of such Loan Party and hold the titles set forth below their names on the signature lines of this Amendment; and such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which the Borrower or such Guarantor is a party or by which the Borrower or such Guarantor or any of its properties is bound, and that all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by the Borrower and such Guarantor of the terms and conditions of this Amendment, the Credit Agreement, the other Loan Documents and the transactions contemplated hereby have been obtained by the Borrower and such Guarantor and are full force and effect;

(c)this Amendment, the Credit Agreement, and the other Loan Documents constitute the valid and legally binding obligations of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(d)all representations and warranties made by the Borrower and each Guarantor in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of the date hereof, except to the extent that any such representation and warranty relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects (or in the case of any such representation and warranty that is qualified by materiality or reference to Material Adverse Change, in all respects) as of such earlier date, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof and the Borrower and each Guarantor has complied with all covenants and undertakings in the Credit Agreement and the other Loan Documents;

(e)no Event of Default or Potential Default has occurred and is continuing under the Credit Agreement or the other Loan Documents; there exist no defenses, offsets, counterclaims or other claims with respect to the Borrower’s or any Guarantor’s obligations and liabilities under the Credit Agreement or any of the other Loan Documents; and

(f)the Borrower and each Guarantor hereby ratifies and confirms in full its duties and obligations under the Credit Agreement, the Guaranty Agreement, and the other Loan Documents applicable to it, each as modified hereby.

12.Incorporation into Credit Agreement and other Loan Documents.  This Amendment shall be incorporated into the Credit Agreement by this reference and each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.  The term “Loan Documents” as defined in the Credit Agreement shall include this Amendment.

13.Severability.  If any one or more of the provisions contained in this Amendment, the Credit Agreement, or the other Loan Documents shall be held invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained in this Amendment, the Credit Agreement or the other Loan Documents shall not in any way be affected or impaired thereby, and this Amendment shall otherwise remain in full force and effect.

14.Successors and Assigns.  This Amendment shall apply to and be binding upon the Borrower and each Guarantor in all respects and shall inure to the benefit of each of the Administrative Agent and the Lenders and their respective successors and assigns, provided that neither the Borrower nor any Guarantor may assign, transfer or delegate its duties and obligations hereunder.  Nothing expressed or referred to in this Amendment is intended or shall be construed to give any person or entity other than the parties hereto a legal or equitable right, remedy or claim under or with respect to this Amendment, the Credit Agreement or any of the other Loan Documents, it being the intention of the parties hereto that this Amendment and all of its provisions and conditions are for the sole and exclusive benefit of the Borrower, the Guarantors, the Administrative Agent and the Lenders.

15.Reimbursement of Expenses.  The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered in connection herewith.

16.Counterparts.  This Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

17.Entire Agreement.  This Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof.  No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

18.Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

19.Construction.  The rules of construction set forth in Section 1.2 [Construction] of the Credit Agreement shall apply to this Amendment.

20.Governing Law.  This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

21.Amendment/Novation.  This Amendment amends, among other things, the Credit Agreement.  All references to the “Credit Agreement” contained in the other Loan Documents delivered in connection with the Credit Agreement or this Amendment shall, and shall be deemed to refer to the Credit Agreement as amended by this Amendment.   Notwithstanding the

foregoing, the Obligations of the Borrower and the other Loan Parties outstanding under the Credit Agreement and the Loan Documents as of the Third Amendment Closing Date shall remain outstanding and shall constitute continuing Obligations without novation and shall continue as such to be secured by the Collateral.  Such Obligations shall in all respects be continuing and this Amendment shall not be deemed to evidence or result in a novation or repayment and reborrowing of such Obligations.  The Liens securing payment of the Obligations under the Credit Agreement, as amended in the form attached to this this Amendment, shall in all respects be continuing, securing the payment of all Obligations.

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[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWER:
KOPPERS INC., a Pennsylvania corporation By: /s/ Michael J. Zugay Name: Michael J. Zugay Title: Treasurer
GUARANTORS:

KOPPERS HOLDINGS INC.,

a Pennsylvania corporation

KOPPERS DELAWARE, INC.,

a Delaware corporation

KOPPERS ASIA LLC,

a Delaware limited liability company

KOPPERS PERFORMANCE CHEMICALS INC.,
a New York corporation

KOPPERS RAILROAD STRUCTURES INC.,
a Delaware corporation

By: /s/ StevenR. Lacy

Name: Steven R. Lacy

Title:Secretary

KOPPERS WORLD-WIDE VENTURES CORPORATION, a Delaware corporation By: /s/ StevenR. Lacy Name: Steven R. Lacy Title:Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BORROWER:
KOPPERS RECOVERY RESOURCES LLC a Kansas limited liability company KOPPERS VENTURES INC., a Delaware corporation By: /s/ StevenR. Lacy Name: Steven R. Lacy Title:Secretary

KOPPERS-NEVADA LIMITED-LIABILITY COMPANY,
a Nevada limited liability company
KOPPERS NZ LLC,
a New York limited liability company
WOOD PROTECTION MANAGEMENT LLC,
a Nevada limited liability company

By: /s/ StevenR. Lacy

Name: Steven R. Lacy

Title:Manager

WOOD PROTECTION LP, a Texas limited partnership By:WOOD PROTECTION MANAGEMENT LLC, as General Partner By: /s/ StevenR. Lacy Name:Steven R. Lacy Title:Manager

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BORROWER:

KOPPERS UTILITY AND INDUSTRIAL PRODUCTS INC.,
a South Carolina corporation
COX WOOD PRESERVING COMPANY,
a South Carolina corporation
NATIONAL WOOD SOURCING, LLC,
a South Carolina limited liability company
SUSTAINABLE MANAGEMENT SYSTEMS, LLC,
a South Carolina limited liability company
ATLANTIC POLE- GEORGIA, LLC,
a South Carolina limited liability company
ATLANTIC POLE- VIRGINIA, LLC,
a South Carolina limited liability company
COX RECOVERY SERVICES, LLC,
a South Carolina limited liability company
RUBY’S CORNER, LLC,
a South Carolina limited liability company
SWEETWATER WOOD HOLDINGS, LLC,
a South Carolina limited liability company
CAROLINA POLE, INC.,
a South Carolina corporation
NORTH-SOUTH WOOD PRESERVING COMPANY, INC.,
a South Carolina Corporation
STRUCTURAL WOODS PRESERVING CO.,
a North Carolina corporation
COVE CITY WOOD PRESERVING, INC.,
a North Carolina corporation
CAROLINA POLE LELAND, INC.,
a North Carolina corporation
LELAND LAND LLC,
a North Carolina limited liability company
COX WOOD OF ALABAMA, LLC,
an Alabama limited liability company
COX WOOD OF VIRGINIA, LLC,
a Virginia limited liability company

By: /s/ StevenR. Lacy

Name: Steven R. Lacy

Title:Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

ADMINISTRATIVE AGENT AND LENDERS:
PNC BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent By: /s/ Gregory E. Truitt Name:Gregory E. Truitt Title:Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ J. Barrett Donovan Name:J. Barrett Donovan Title:Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender By: /s/ Katherine Osele Name:Katherine Osele Title:Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK, as a Lender By: /s/ Michael S. Barnett Name:Michael S. Barnett Title:Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

BANK OF MONTREAL, as a Lender By: /s/ Matthew Gerber Name:Matthew Gerber Title:Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

MUFG BANK, LTD., as a Lender By: /s/ Liwei Liu Name:Liwei Liu Title:Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK, N.A., as successor by merger to Citizens Bank of Pennsylvania, as a Lender By: /s/ Carl S. Tabacjar, Jr. Name:Carl S. Tabacjar, Jr. Title:Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Bruce A. Sharp Name:Bruce A. Sharp Title:Senior Banker

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

NORTHWEST BANK, as a Lender By: /s/ C. Forrest Tefft Name:C. Forrest Tefft Title:Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Michael Kiss Name:Michael Kiss Title:Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender By: /s/ Dennis F. Lennon Name:Dennis F. Lennon Title:Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

TRISTATE CAPITAL BANK, as a Lender By: /s/ Ellen Frank Name:Ellen Frank Title:Senior Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

WASHINGTON FINANCIAL BANK, as a Lender By: /s/ Anthony M. Cardone Name:Anthony M. Cardone Title:Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SUNTRUST BANK, as a Lender By: /s/ Lisa Garling Name:Lisa Garling Title: Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

The undersigned Lender is executing this Amendment solely for the purpose of acknowledging the termination of its Revolving Credit Commitment and the repayment of its Term Loan.
FIRST COMMONWEALTH BANK, as a Non-Extending Lender By: /s/ David H. McGowan Name: David H. McGowan Title: Senior Corporate Banker, SVP

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender	Amount of Commitment for Revolving Credit Loans	Amount of Commitment for Term Loans	Commitment	Ratable Share
Name:PNC Bank, National Association Address:The Tower at PNC 300 Fifth Avenue Pittsburgh, Pennsylvania 15222 Attention: Tracy J. DeCock, Senior Vice President Email:tracy.decock@pnc.com Telephone:412-762-9999 Telecopy:412-762-4718 with a copy to: Name:PNC Agency Services Address:PNC Bank, National Association PNC Firstside Center 500 First Avenue Pittsburgh, Pennsylvania 15219 Attention:Steven Franceschi Email:steven.franceschi@pnc.com Telephone:412-762-7691	$89,018,181.82	$12,981,818.18	$102,000,000.00	14.836363636%
Name: Wells Fargo Bank, National Association Address:11 Stanwix Street Suite 2300 Pittsburgh, PA 15222 Attention: J. Barrett Donovan Email:barrett.donovan@wellsfargo.com Telephone:412-209-3006	$73,309,090.91	$10,690,909.09	$84,000,000.00	12.218181818%
Name: Bank of America, N.A. Address: US Steel Tower 600 Grant Street, 53rd Floor Pittsburgh, PA 15219 Attention: Katie Osele Email:katherine.osele@baml.com Telephone:412-338-8742 Telecopy:212-909-8548	$61,090,909.08	$8,909,090.92	$70,000,000.00	10.181818182%

Schedule 1.1(B) – Page 1

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Lender	Amount of Commitment for Revolving Credit Loans	Amount of Commitment for Term Loans	Commitment	Ratable Share
Name: Fifth Third Bank Address: Gulf Tower 707 Grant Street, 21st Floor MD AGTB21 Pittsburgh, PA 15219 Attention: Michael S. Barnett Email:michael.barnett@53.com Telephone:412-291-5457 Telecopy:412-291-5411	$57,857,142.86	$8,437,499.99	$66,294,642.85	9.642857142%
Name: Bank of Montreal Address: 115 S. LaSalle Street 25th Floor West Chicago, IL 60603 Attention: Joshua Hovermale Email:joshua.hovermale@bmo.com Telephone:312-461-7120 Telecopy:312-293-4327	$45,381,818.18	$6,618,181.82	$52,000,000.00	7.563636364%
Name: MUFG Bank, Ltd. Address: 1221 Avenue of the Americas New York, NY 10020-1104 Attention: Mustafa Khan Email:mukhan@us.mufg.jp Telephone:212-782-4458	$42,857,142.86	$6,249,999.99	$49,107,142.85	7.142857142%
Name: Citizens Bank Address: 525 William Penn Place PW 2625 Pittsburgh, PA 15219 Attention: Carl Tabacjar Email:carl.s.tabacjar@citizensbank.com Telephone:412-867-2432	$42,857,142.86	$6,249,999.99	$49,107,142.85	7.142857142%
Name: KeyBank National Association Address: 11 Stanwix Street, 15th Floor Pittsburgh, PA 15222 Attention: Bruce Sharp Email:bruce_a_sharp@keybank.com Telephone:412-222-1491	$42,857,142.86	$6,249,999.99	$49,107,142.85	7.142857142%
Name: SunTrust Bank Address: 500 West Monroe Street Chicago, Illinois 60661 Attention: Lisa Garling Email:Lisa.Garling@suntrust.com Telephone:312-356-3295	$36,654,545.45	$5,345,454.55	$42,000,000.00	6.109090909%

Schedule 1.1(B) – Page 2

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Lender	Amount of Commitment for Revolving Credit Loans	Amount of Commitment for Term Loans	Commitment	Ratable Share
Name: Northwest Bank Address: 535 Smithfield Street, Suite 501 Pittsburgh, PA 15222 Attention: C. Forrest Tefft Email:ftefft@nwbcorp.com Telephone:412-325-6216 ext 3	$30,545,454.55	$4,454,545.45	$35,000,000.00	5.090909091%
Name: The Huntington National Bank Address: 222 North LaSalle Suite 1200 Chicago, IL 60601 Attention: Michael Kiss Email:Michael.Kiss@huntington.com Telephone:312-762-2163 Telecopy:877-860-4154	$30,000,000.00	$4,375,000.00	$34,375,000.00	5.000000000%
Name: First National Bank of Pennsylvania Address: 12 Federal Street Pittsburgh, PA 15212 Attention: Dennis F. Lennon Email:Lennon@fnb-corp.com Telephone:412-395-2042 Telecopy:412-231-3584	$30,000,000.00	$4,375,000.00	$34,375,000.00	5.000000000%
Name: Tristate Capital Bank Address: 789 E. Lancaster Avenue, Suite 240 Villanova, PA 19085 Attention: Ellen Frank Email:EFrank@tscbank.com Telephone:610-526-6771	$11,142,857.14	$1,625,000.01	$12,767,857.15	1.857142858%
Name: Washington Financial Bank Address: 77 South Main Street Washington, PA 15301 Attention: Anthony M. Cardone Email:acardone@mywashingtonfinancial.com Telephone:724-206-1113 Telecopy:724-225-8642	$6,428,571.43	$937,500.02	$7,366,071.45	1.071428575%
TOTAL	$600,000,000	$87,500,000	$687,500,000	100.0000000%

Schedule 1.1(B) – Page 3

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower and Guarantors:

ADMINISTRATIVE AGENT

Name:PNC Bank, National Association
Address:The Tower at PNC
300 Fifth Avenue, 13th Floor
Pittsburgh, Pennsylvania 15222
Attention: Tracy J. DeCock, Senior Vice President
Email:tracy.decock@pnc.com
Telephone:412-762-9999
Telecopy:412-762-4718

with a copy to:

Name:PNC Agency Services
Address:PNC Bank, National Association
PNC Firstside Center
500 First Avenue
Pittsburgh, Pennsylvania 15219
Attention:Steven Franceschi
Email:steven.franceschi@pnc.com

Telephone:412-762-7691
Telecopy:412-___-____

BORROWER:

Name: Koppers Inc.

Address:436 Seventh Avenue

Pittsburgh, Pennsylvania 15219

Attention:Michael J. Zugay

Email:ZugayMJ@koppers.com

Telephone:412-227-2231

Telecopy:412-227-2444

Schedule 1.1(B) – Page 4

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

GUARANTORS:

Name:[Name]

c/o Koppers Inc.

Address:436 Seventh Avenue

Pittsburgh, Pennsylvania 15219

Attention:Michael J. Zugay

Email:ZugayMJ@koppers.com

Telephone:412-227-2231

Telecopy:412-227-2444

Schedule 1.1(B) – Page 5

SCHEDULE 6.1.1

QUALIFICATIONS TO DO BUSINESS

Entity	Jurisdiction of Incorporation/Organization	Jurisdictions of Qualification
Koppers Inc.	Pennsylvania

Alabama, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New York, North Carolina, Ohio, Oklahoma, Oregon, South Carolina, Tennessee, Texas, Virginia, Washington, West Virginia, Wisconsin

Koppers World-Wide Ventures Corporation	Delaware
Koppers Delaware, Inc.	Delaware
Koppers Assurance, Inc.	South Carolina
Koppers Asia LLC	Delaware
Koppers Holdings Inc.	Pennsylvania
Koppers Ventures Inc.	Delaware
Koppers Recovery Resources LLC (formerly known as M.A. Energy Resources, LLC)	Kansas	Michigan, Tennessee, Texas
Koppers Utility and Industrial Products Inc. (formerly known as Cox Industries, Inc.)	South Carolina	Texas, New Hampshire, Washington, New Jersey
Atlantic Pole - Georgia, LLC	South Carolina	Georgia
Atlantic Pole - Virginia, LLC	South Carolina	Virginia
Carolina Pole Leland, Inc.	North Carolina	Alabama, Florida, Georgia, Massachusetts, North Carolina, New Jersey, Pennsylvania
Carolina Pole, Inc.	South Carolina	Kansas
Cove City Wood Preserving, Inc.	North Carolina
Cox Recovery Services, LLC	South Carolina
Cox Wood of Alabama, LLC	Alabama
Cox Wood of Virginia, LLC	Virginia
Cox Wood Preserving Company	South Carolina
Leland Land LLC	North Carolina
National Wood Sourcing, LLC	South Carolina
North - South Wood Preserving Company, Inc.	South Carolina
Ruby’s Corner, LLC	South Carolina
Structural Woods Preserving Co.	North Carolina
Sustainable Management Systems LLC	South Carolina
Sweetwater Wood Holdings, LLC	South Carolina	Tennessee, Georgia
Koppers Australia Holding Company Pty Ltd	Australia (Victoria)

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Entity	Jurisdiction of Incorporation/Organization	Jurisdictions of Qualification
Koppers Australia Pty Limited	Australia (NSW)
Koppers Wood Products Pty. Ltd.	Australia (NSW)	Philippines
Koppers Carbon Materials & Chemicals Pty Ltd.	Australia (NSW)
Continental Carbon Australia Pty Ltd.	Australia (NSW)
Koppers Ashcroft Inc.	British Columbia (Canada)
Koppers Europe ApS	Denmark
Koppers Denmark ApS	Denmark
Koppers Tar Tech International ApS	Denmark
Koppers European Holdings ApS	Denmark
Koppers Poland Sp. z.o.o	Poland
Koppers UK Holding Ltd.	England
Koppers UK Limited	England
Koppers UK Transport Limited	England
Koppers International B.V.	The Netherlands
Koppers Netherlands B.V.	The Netherlands
Koppers World-Wide Holdings C.V.	The Netherlands
Koppers Global Investments C.V.	The Netherlands
Koppers Australasian Investments C.V.	The Netherlands
Koppers Australasian B.V.	The Netherlands
Koppers UK Investments Ltd.	England
Tankrederij J.A. van Seumeren B.V.	The Netherlands
Koppers Performance Chemicals Inc.	New York	Georgia, Michigan, South Carolina, Tennessee, Washington
Koppers Railroad Structures Inc.	Delaware

Alabama, Arizona, Arkansas, California, Colorado, Connecticut, District of Columbia, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming

Koppers Railroad Structures Canada Inc.	British Columbia, Canada	Alberta, Manitoba, Ontario, Saskatchewan
Koppers-Nevada Limited-Liability Company	Nevada
Wood Protection Management LLC	Nevada	Texas
Koppers Performance Chemicals Denmark ApS	Denmark
Koppers Performance Chemicals Australia Pty Ltd.	Australia

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Entity	Jurisdiction of Incorporation/Organization	Jurisdictions of Qualification
Koppers (Thailand) Ltd.	Thailand
Protim Solignum Sdn Bhd	Malaysia
Comercial KPC Chile Limitada (formerly known as Comercial Osmose Chile Limitada)	Chile
Protim Solignum Ltd.	England
Koppers NZ LLC	New York
Timber Specialties Limited (formerly known as Timber Specialties Co.)	Nova Scotia, Canada	Registered agents in Ontario, Alberta, British Columbia, Manitoba, Newfoundland, Quebec and Saskatchewan
Wood Protection LP	Texas
Oy Koppers Finland Ab	Finland
Koppers Sweden AB	Sweden
Koppers Norway AS	Norway
Koppers Deutschland GmbH	Germany
Koppers Latvia SIA	Latvia
Protim Solignum South Africa Pty Ltd.	South Africa
Koppers Performance Chemicals New Zealand	New Zealand
Koppers NZ Holdings	New Zealand
Protim Ltd.	Ireland
Koppers Performance Chemicals Brasil Comercio de Preservantes Ltda.	Brazil
Retratar Espana S.L.	Spain

SCHEDULE 6.1.2

SUBSIDIARIES1

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Borrower’s United States Subsidiaries:
Koppers Asia LLC	Delaware limited liability company	None.	None.	Koppers Inc. owns 100% of the membership interest in Koppers Asia LLC
Koppers Assurance, Inc.	South Carolina corporation	100,000 shares of common stock are currently authorized.	50,000 shares of common stock are currently issued and outstanding.	Koppers Inc. owns 100% of the issued and outstanding common stock of Koppers Assurance, Inc.
Koppers Delaware, Inc.	Delaware corporation	1,000 shares of common stock are currently authorized.	1,000 shares of common stock are currently issued and outstanding.	Koppers Inc. owns 100% of the issued and outstanding common stock of Koppers Delaware, Inc.
Koppers Ventures Inc.	Delaware corporation	100 shares of common stock are currently authorized.	100 shares of common stock are currently issued and outstanding.	Koppers World-Wide Ventures Corporation owns 100% of the issued and outstanding common stock of Koppers Ventures Inc.
Koppers World-Wide Ventures Corporation	Delaware corporation	1,000 shares of common stock are currently authorized.	1,000 shares of common stock are currently issued and outstanding.	Koppers Inc. owns 100% of the issued and outstanding common stock of Koppers World-Wide Ventures Corporation
Koppers Recovery Resources LLC (formerly known as M.A. Energy Resources, LLC)	Kansas limited liability company	None.	None.	Koppers Inc. owns 100% of the membership interest in Koppers Recovery Resources LLC

[1]	There are no options, warrants or other rights outstanding to purchase any of the Subsidiary Shares set forth on this Schedule 6.1.3.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Koppers Utility and Industrial Products Inc. (formerly known as Cox Industries, Inc.)	South Carolina corporation	1 share of common stock is currently authorized.	1 share of common stock is currently issued and outstanding.	Koppers Inc. owns 100% of the issued and outstanding common stock of Koppers Utility and Industrial Products Inc.
Atlantic Pole - Georgia, LLC	South Carolina limited liability company	None.	None.	Koppers Utility and Industrial Products Inc. owns 100% of the membership interest in Atlantic Pole - Georgia, LLC
Atlantic Pole - Virginia, LLC	South Carolina limited liability company	None.	None.	Koppers Utility and Industrial Products Inc. owns 100% of the membership interest in Atlantic Pole - Virginia, LLC
Carolina Pole Leland, Inc.	North Carolina corporation	100,000 shares of common stock are currently authorized.	100,000 shares of common stock are currently issued and outstanding.	Koppers Utility and Industrial Products Inc. owns 100% of the issued and outstanding common stock of Carolina Pole Leland, Inc.
Carolina Pole, Inc.	South Carolina corporation	1,000,000 shares of common stock are currently authorized.	260,000 shares of common stock are currently issued and outstanding.	Koppers Utility and Industrial Products Inc. owns 100% of the issued and outstanding common stock of Carolina Pole, Inc.
Cove City Wood Preserving, Inc.	North Carolina corporation	1,000,000 shares of common stock are currently authorized.	260,000 shares of common stock are currently issued and outstanding.	Koppers Utility and Industrial Products Inc. owns 100% of the issued and outstanding common stock of Cove City Wood Preserving, Inc.
Cox Recovery Services, LLC	South Carolina limited liability company	None.	None.	Koppers Utility and Industrial Products Inc. owns 100% of the membership interest in Cox Recovery Services, LLC

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Cox Wood of Alabama, LLC	Alabama limited liability company	None.	None.	Koppers Utility and Industrial Products Inc. owns 100% of the membership interest in Cox Wood of Alabama, LLC
Cox Wood of Virginia, LLC	Virginia limited liability company	None.	None.	Koppers Utility and Industrial Products Inc. owns 100% of the membership interest in Cox Wood of Virginia, LLC
Cox Wood Preserving Company	South Carolina corporation	1,000,000 shares of common stock are currently authorized.	260,000 shares of common stock are currently issued and outstanding.	Koppers Utility and Industrial Products Inc. owns 100% of the issued and outstanding common stock of Cox Wood Preserving Company
Leland Land LLC	North Carolina limited liability company	None.	None.	Carolina Pole, Inc. owns 100% of the membership interest in Leland Land LLC
National Wood Sourcing, LLC	South Carolina limited liability company	None.	None.	Koppers Utility and Industrial Products Inc. owns 100% of the membership interest in National Wood Sourcing, LLC
North - South Wood Preserving Company, Inc.	South Carolina corporation	100,000 shares of common stock are currently authorized.	2,000 shares of common stock are currently issued and outstanding.	Koppers Utility and Industrial Products Inc. owns 100% of the issued and outstanding common stock of North - South Wood Preserving Company, Inc.
Ruby’s Corner, LLC	South Carolina limited liability company	None.	None.	Koppers Utility and Industrial Products Inc. owns 100% of the membership interest in Ruby’s Corner, LLC

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Structural Woods Preserving Co.	North Carolina corporation	100,000 shares of common stock are currently authorized.	95,000 shares of common stock are currently issued and outstanding.	Koppers Utility and Industrial Products Inc. owns 100% of the issued and outstanding common stock of Structural Woods Preserving Co.
Sustainable Management Systems LLC	South Carolina limited liability company	None.	None.	Koppers Utility and Industrial Products Inc. owns 100% of the membership interest in Sustainable Management Systems LLC
Sweetwater Wood Holdings, LLC	South Carolina limited liability company	None.	None.	Koppers Utility and Industrial Products Inc. owns 100% of the membership interest in Sweetwater Wood Holdings, LLC
Borrower’s Australian Subsidiaries:
Koppers Australia Holding Company Pty Ltd.	Australian corporation (Victoria)	Ordinary, “A” class, “B” class, “C” class, “D” class, “E” class, “F” class, “G” class, “H” class and Redeemable Preference Shares are currently authorized.	12 Ordinary Shares fully paid are currently issued and outstanding.	Koppers Australasian B.V. owns 100% of the issued and outstanding common stock of Koppers Australia Holding Co. Pty Ltd.
Koppers Australia Pty Ltd.	Australian corporation (NSW)	Ordinary, Shares and “C” Shares are currently authorized.	12,375,000 ordinary shares fully paid are currently issued and outstanding and 2,183,824 non- voting C shares are currently issued and outstanding.

Koppers Australia Holding Company Pty Ltd. currently owns 100% of the issued and outstanding ordinary shares of common stock of Koppers Australia Pty. Ltd and 100% of the issued and outstanding non-voting C shares.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Koppers Wood Products Pty Ltd.	Australian corporation (NSW)	Directors are currently authorized to control issuance of shares.	3,500,000 ordinary shares fully paid are currently issued and outstanding.	Koppers Australia Pty. Limited currently owns 100% of the issued and outstanding shares of nominal common stock of Koppers Wood Products Pty Ltd.
Koppers Carbon Materials & Chemicals Pty Ltd.	Australian corporation (NSW)	Directors are currently authorized to control issuance of shares.	2,000,000 ordinary shares fully paid are currently issued and outstanding.	Koppers Australia Pty. Limited currently owns 100% of the issued and outstanding shares of nominal common stock of Koppers Carbon Materials & Chemicals Pty Ltd.
Continental Carbon Australia Pty Ltd.	Australian corporation (NSW)	Directors are currently authorized to control issuance of shares.	8,000,000 ordinary shares fully paid are currently issued and outstanding.	Koppers Australia Pty Limited currently owns 100% of the issued and outstanding shares of nominal common stock of Continental Carbon Australia Pty Ltd.
Borrower’s Canadian Subsidiaries:
Koppers Ashcroft Inc.	British Columbia, Canada corporation	Unlimited shares of capital stock without par are currently authorized.	100 shares of common stock are currently issued and outstanding.	Koppers World-Wide Ventures Corporation currently owns 100% of the issued and outstanding shares of common stock of Koppers Ashcroft Inc.
Borrower’s European Subsidiaries:
Koppers Global Investments C.V.	The Netherlands – limited partnership	None.	None.	Koppers Ventures Inc. owns <1% of the interests and Koppers World-Wide Ventures Corporation owns >99% of the interests of Koppers Global Investments C.V.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Koppers UK Investments Ltd.	English limited corporation	Shares of ordinary A shares and shares of ordinary B shares are currently authorized.	198 ordinary A shares and 2 ordinary B shares of registered capital stock are currently issued and outstanding.	Koppers UK Ltd. owns 100% of the issued and outstanding shares of ordinary A stock and 100% of the issued and outstanding shares of ordinary B stock of Koppers UK Investments Ltd.
Koppers Australasian Investments C.V.	The Netherlands –limited partnership	None.	None.	Koppers Ventures Inc. owns <1% of the interests and Koppers World-Wide Holdings C.V. owns >99% of the interests of Koppers Australasian Investments C.V.
Koppers Australasian B.V.	The Netherlands – private limited liability company	One or more shares may be issued with a nominal value of EUR 1 per share.	1 share is currently issued and outstanding.	Koppers International B.V. (Represented by its General Partner, Koppers Ventures Inc.) owns 100% of the issued and outstanding shares of Koppers Australasian B.V.
Koppers Europe ApS	Danish corporation	DKK 8,375,000 shares of registered capital stock are currently authorized.	DKK 8,375,000 shares of registered capital stock are currently issued and outstanding.	Koppers International B.V. currently owns 100% of the issued and outstanding shares of registered capital stock of Koppers Europe ApS.
Koppers Denmark ApS	Danish corporation	DKK 70,000,000 shares of registered capital stock are currently authorized.	DKK 70,000,000 shares of registered capital stock are currently issued and outstanding.	Koppers Europe ApS currently owns 100% of the issued and outstanding shares of registered capital stock of Koppers Denmark ApS.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Koppers Tar Tech International ApS	Danish corporation	DKK 2,000,000 shares of registered capital stock are currently authorized.	DKK 2,000,000 shares of registered capital stock are currently issued and outstanding.	Koppers Denmark ApS currently owns 100% of the issued and outstanding shares of registered capital stock of Koppers Tar Tech International ApS.
Koppers European Holdings ApS	Danish corporation	DKK 500,000 shares of registered capital stock are currently authorized.	DKK 500,000 shares of registered capital stock are currently issued and outstanding.	Koppers Denmark ApS owns 100% of the issued and outstanding shares of registered capital stock of Koppers European Holdings ApS.
Koppers Poland Sp. z.o.o.	Polish corporation (limited liability company)	PLN 1.700.000 divided into 3,400 shares with a value of PLN 500 each are currently authorized.	3,400 shares are currently issued and outstanding.	Koppers European Holdings ApS currently owns 100% of the issued and outstanding capital stock of Koppers Poland Sp. z.o.o.
Koppers UK Holding Ltd.	English limited corporation	3,900,000 shares of registered capital stock are currently authorized.	3,900,000 shares of registered capital stock are currently issued and outstanding.	Koppers European Holdings ApS currently owns 100% of the issued and outstanding capital stock of Koppers UK Holding Ltd.
Koppers UK Limited	English limited corporation	3,000,000 shares of registered capital stock are currently authorized.	1,560,000 shares of registered capital stock are currently issued and outstanding.	Koppers UK Holding Ltd. currently owns 100% of the issued and outstanding capital stock of Koppers UK Limited.
Koppers UK Transport Limited	English limited corporation	20,000 ordinary shares are currently authorized.	16,150 ordinary shares are currently issued and outstanding.	Koppers UK Investments Ltd currently owns 100% of the issued and outstanding capital stock of Koppers UK Transport Limited

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Koppers International B.V.	The Netherlands – private limited liability company	90,000 shares may be issued with a nominal value of EUR 1 per share.	18,000 shares are issued and outstanding with a nominal value of EUR 1 per share.	Koppers Australasian Investments C.V. (Represented by its General Partner, Koppers Ventures Inc.) owns 100% of the issued and outstanding shares of Koppers International B.V.
Koppers Netherlands B.V.	The Netherlands – private limited liability company	EUR 6,750,000.00 divided into 15,000 shares with a par value of EUR 450 each are authorized.	EUR 3,150,000.00 divided into 7,000 shares with a par value of EUR 450 each are issued and outstanding.	Koppers International B.V. owns 100% of the issued and outstanding shares of Koppers Netherlands B.V.
Koppers World- Wide Holdings C.V.	The Netherlands – limited partnership	None.	None.	Koppers Ventures Inc. owns <1% of the interests and Koppers Global Investments C.V. owns >99% of the interests of Koppers World-Wide Holdings C.V.
Tankrederij J.A. van Seumeren B.V.	The Netherlands – private limited liability company	NLG 75,000 (Dutch guilders) divided into 75 shares of NLG at 1,000 each are authorized.	NLG 15,000 shares are issued and outstanding.	Koppers Netherlands B.V. owns 100% of the issued and outstanding shares of Tankrederij J.A. van Seumeren B.V.
Borrower’s Subsidiaries acquired from Osmose Holdings, Inc.:
Koppers Performance Chemicals Inc.	New York corporation	2,250,000 shares of common stock are currently authorized. 52,600 shares of Preferred, Series A stock are currently authorized.	774,254 shares of common stock are currently issued and outstanding. 52,600 shares of Preferred Series A stock are currently issued and outstanding.

Koppers Inc. owns 100% of the issued and outstanding common stock of Koppers Performance Chemicals Inc.  Koppers UK Limited owns 100% of the issued and outstanding Preferred, Series A stock of Koppers Performance Chemicals Inc.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Koppers Railroad Structures Inc.	Delaware corporation	3,000 shares of common stock are currently authorized.	100 shares of common stock are currently issued and outstanding.	Koppers Inc. owns 100% of the issued and outstanding common stock of Koppers Railroad Structures Inc.
Koppers Railroad Structures Canada Inc.	British Columbia, Canada corporation	Common shares of no maximum amount are currently authorized.	100 shares of common stock are currently issued and outstanding.	Koppers Railroad Structures Inc. owns 100% of the issued and outstanding common stock of Koppers Railroad Structures Canada Inc.
Koppers-Nevada Limited-Liability Company	Nevada limited liability company	None.	None.	Koppers Performance Chemicals Inc. owns 100% of the interests of Koppers-Nevada Limited-Liability Company.
Wood Protection Management LLC	Nevada limited liability company	None.	None.	Koppers Performance Chemicals Inc. owns 100% percent of the interests of Wood Protection Management LLC
Koppers Performance Chemicals Denmark ApS	Danish corporation	DKK 4,001,000 shares of registered capital stock are currently authorized.	10 shares of capital stock are currently issued and outstanding.	Koppers Europe ApS owns 100% of the issued and outstanding shares of registered capital stock of Koppers Performance Chemicals Denmark ApS
Koppers Performance Chemicals Australia Pty Ltd.	Australian corporation (NSW)	4 ordinary shares are currently authorized.	4 ordinary shares are currently issued and outstanding.	Koppers Australia Holding Company Pty. Ltd. owns 100% of the issued and outstanding ordinary shares of Koppers Performance Chemicals Australia Pty. Ltd.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Koppers (Thailand) Ltd.	Thailand corporation	Registered capital is fixed at Baht 2,000,000 divided into 20,000 shares at 100 Baht per share.	20,000 shares of capital stock are currently issued and outstanding.

Koppers Performance Chemicals Inc. owns 74.995% of the issued and outstanding shares, Protim Solignum Ltd. owns 25% of the issued and outstanding shares, and Stuart Jepson owns 1 of the issued and outstanding shares of Koppers (Thailand) Ltd.

Protim Solignum Sdn Bhd	Malaysian corporation	RM 50,000 of ordinary share capital divided into 50,000 ordinary shares is currently authorized.	2 ordinary shares are currently issued and outstanding.	Koppers Performance Chemicals Inc. and Protim Solignum Ltd. each own 50% of the issued and outstanding ordinary shares of Protim Solignum Sdn Bhd.
Comercial KPC Chile Limitada (formerly known as Comercial Osmose Chile Limitada)	Chilean corporation	CLP 5,000,000 of formal capital.	100% of the rights are currently issued and outstanding.	Koppers Performance Chemicals Inc. owns 99.9% of the issued and outstanding rights and Michael Grosty Cousino owns 0.1% of the issued and outstanding rights as nominee of Comercial KPC Chile Limitada.
Protim Solignum Ltd.	English limited corporation	2,020,001 ordinary shares are currently authorized.	2,020,001 ordinary shares are currently issued and outstanding.	Koppers UK Holding Ltd. owns 100% of the issued and outstanding ordinary shares of Protim Solignum Ltd.
Koppers NZ LLC	New York limited liability company	None.	None.	Koppers Performance Chemicals Inc. owns 100% of the interests of Koppers NZ LLC.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Timber Specialties Limited (formerly known as Timber Specialties Co.)	Nova Scotia, Canada corporation	Shares of common shares with the power to divide such shares into classes are currently authorized	2 shares of common stock are currently issued and outstanding.	Koppers International B.V. owns 100% of the issued and outstanding shares of Timber Specialties Limited
Wood Protection LP	Texas limited partnership	None.	None.	Koppers-Nevada Limited-Liability Company owns 99% of the interests and Wood Protection Management LLC owns 1% of the interests of Wood Protection LP.
Oy Koppers Finland Ab	Finnish corporation	EUR 10,000 capital stock is currently authorized.	234 shares of capital stock are currently issued and outstanding.	Koppers Performance Chemicals Denmark ApS owns 100% of the issued and outstanding capital stock of Oy Koppers Finland AB.
Koppers Sweden AB	Swedish corporation	SEK 1,000,000 of capital stock with a minimum of 50,000 shares and a maximum of 100,000 shares is currently authorized.	50,000 shares of capital stock are currently issued and outstanding.	Koppers Performance Chemicals Denmark ApS owns 100% of the issued and outstanding capital stock of Koppers Sweden AB.
Koppers Norway AS	Norwegian corporation	NOK 166,000 of share capital divided into 83 shares, each with a par value of NOK 2,000 is currently authorized.	83 shares are currently issued and outstanding.	Koppers Performance Chemicals Denmark ApS owns 100% of the issued and outstanding capital stock of Koppers Norway AS.
Koppers Deutschland GmbH	German corporation	EUR 25,000 of share capital is currently authorized.	EUR 25,000 of share capital is currently issued and outstanding.	Koppers Performance Chemicals Denmark ApS owns 100% of the issued and outstanding capital stock of Koppers Deutschland GmbH

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Subsidiary Name	Jurisdiction of Incorporation/ Organization	Authorized Capital Stock	Issued and Outstanding Shares of Capital Stock	Holders of Issued and Outstanding Shares of Capital Stock
Koppers Latvia SIA	Latvian corporation	EUR 2828 of capital stock divided into 101 shares is currently authorized.	101 shares of capital stock are currently issued and outstanding.	Koppers Performance Chemicals Denmark ApS owns 100% of the issued and outstanding capital stock of Koppers Latvia SIA.
Protim Solignum South Africa Pty Ltd.	South African corporation	1,000 shares are currently authorized.	120 shares are currently issued and outstanding.	Protim Solignum Ltd. owns 100% of the issued and outstanding shares of Protim Solignum South Africa Pty Ltd.
Koppers Performance Chemicals New Zealand	New Zealand corporation	5,071,900 shares are currently authorized.	5,071,900 shares are currently issued and outstanding.	Koppers NZ Holdings owns 100% of the issued and outstanding shares of Koppers Performance Chemicals New Zealand.
Koppers NZ Holdings	New Zealand corporation	2 shares of capital stock are currently authorized.	2 shares are currently issued and outstanding.	Koppers Australasian B.V. owns 100% of the issued and outstanding shares of Koppers NZ Holdings.
Protim Ltd.	Irish corporation	EUR 100,000 of capital stock divided into 100,000 shares is currently authorized.	100 shares of capital stock are currently issued and outstanding.	Protim Solignum Ltd. owns 100% of the issued and outstanding shares of capital stock of Protim Ltd.
Koppers Performance Chemicals Brasil Comercio de Preservantes Ltda.	Brazilian corporation	N/A	8,909,218 quotas are currently issued and outstanding.

Koppers Performance Chemicals Inc. owns 99.99% and Koppers-Nevada Limited-Liability Company owns 0.01% of the issued and outstanding quotas of Koppers Performance Chemicals Brasil Comerico de Preservantes Ltda.

Schedule 6.1.7

US Real Property

FACILITY	CITY	STATE	OWNED OR LEASED
Auburn	Auburn	Me	Leased
Dubuque (Track)	Dubuque	IA	Leased
Dubuque (Mileston 183.5)	Dubuque	IA	Leased
Follansbee	Follansbee	WV	Owned
Garrison	Garrison	KY	Leased
Stickney	Cicero	IL	Owned and Leased
Woodward Tar	Dolomite	AL	Owned
Griffin - Vacant Lot	Griffin	GA	Owned
1016 Everee Inn Road	Griffin	GA	Owned
Everee Inn Road (Vacant Lot)	Griffin	GA	Owned
1121 Anne Street	Griffin	GA	Owned
1142 Anne Street	Griffin	GA	Owned
1141 Anne Street	Griffin	GA	Owned
1143 Anne Street	Griffin	GA	Owned
1145 Anne Street	Griffin	GA	Owned
Hope Hull	Hope Hull	AL	Leased
Millington	Millington	TN	Owned
Rock Hill	Rock Hill	SC	Owned
52430 Duncan Avenue	Hubbell	MI	Leased
Hubbell	Hubbell (Tamarack City)	MI	Leased
3691 Tulane Road	Memphis	TN	Leased
372 Titan St.	Memphis	TN	Leased
3183 Tranquility Dr.	Memphis	TN	Leased
3333 Asteroid Rd.	Memphis	TN	Leased
Koppers Global Technology Center	Pittsburgh	PA	Leased
Koppers Headquarters	Pittsburgh	PA	Leased
4518 Tompkins Drive	Madison	WI	Owned
4546 Tompkins Drive	Madison	WI	Owned

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FACILITY	CITY	STATE	OWNED OR LEASED
4602 Tompkins Drive	Madison	WI	Owned
6405 Metcalf Ave., Ste.106	Overland Park	KS	Leased
100 New Hermitage Drive, Office 2B	Hermitage	MO	Leased
184 A&B, West Independence Blvd	Mount Airy	NC	Leased
Houston	Houston	TX	Owned
6801 School Street	Valley City	OH	Leased
Denver	Denver	CO	Owned
Florence	Florence	SC	Owned
Grenada	Grenada	MS	Owned
Green Spring	Green Spring	WV	Owned
Guthrie	Guthrie	KY	Owned
North Little Rock	North Little Rock	AR	Owned
Roanoke	Salem	VA	Owned
Somerville	Somerville	TX	Owned
Susquehanna	Susquehanna	PA	Owned
Beaver Dam	Beaver Dam	KY	Leased
Corinth	Corinth	MS	Leased
Crewe	Crewe	VA	Leased
Dillwyn	Dillwyn	VA	Leased
Fordyce	Fordyce	AR	Owned
Galesburg	Galesburg	IL	Leased
Garrison	Garrison	KY	Leased
Holly Springs	Holly Springs	MS	Owned and Leased
Huntington	Huntington	WV	Leased
Jackson	Jackson	TN	Leased
Lordstown	Lordstown	OH	Leased
Mitchell	Mitchell	IN	Leased
Morrison	McMinnville	TN	Leased
Orange	Orange	VA	Leased
Paducah	Paducah	KY	Leased
Poplar Bluff	Poplar Bluff	MO	Leased
Sedalia	Sedalia	MO	Leased
West Plains	West Plains	MO	Leased

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FACILITY	CITY	STATE	OWNED OR LEASED
9401 Indian Creek Parkway	Overland Park	KS	Leased
12911 Highway 59 North	Queen City	TX	Leased
1999 North Teal Road	Orange	TX	Leased
11700 Fm 3129	Queen City	TX	Leased
17691 U.S. Hwy 41	L’Anse	MI	Leased
1901 Wood Treatment Road	Leland	NC	Owned
237 Forestry Road	Eutawville	SC	Owned
HWY 453/Eutaw Rd.	Holly Hill	SC	Owned
2960 Cox Road	Blackstone	VA	Owned
704 Atlantic Avenue	Vidalia	GA	Owned
21366 General Thomas Highway	Newsoms	VA	Owned
160 Preserver Rd	North	SC	Owned
2364 Savannah Highway	Sylvania	GA	Owned
917/945 Two Church Road	Bowman	SC	Owned
555 S. Main Street	Sweetwater	TN	Owned
Milport at Butler Road 128 Millport Circle (Office Space 202 and 233)	Greenville	SC	Leased
Milport at Butler Road 128 Millport Circle (Office Space 240)	Greenville	SC	Leased
707 Grant Street	Pittsburgh	PA	Leased
8 acre parcel located at 7085 Eddy Road	Arbuckle	CA	Leased
Three-acre parcel at the Northeastern Industrial Park	Guilderland Center	NY	Leased
Yard and Storage Space	South Windham	CT	Leased

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FACILITY	CITY	STATE	OWNED OR LEASED
Yard and Storage Space	New Haven	CT	Leased
Corner of 12th Street and Avenue E	Council Bluffs	IA	Leased
1248 Buchanan Street	Green Bay	WI	Leased
Two parcels of land located at Main Line Mile Post 4.0	Rochester	NY	Leased
1517 Route 38	Hainesport	NJ	Leased
225 feet of Lessor’s Track No. 011	Ivory, St Louis	MO	Leased
219 E. Hoffmeister Ave.	St. Louis	MO	Leased
Premises in Oklahoma City, OK described in Exhibit to Lease	Oklahoma City	OK	Leased
18719 Highway 11	Vance	AL	Leased
310 Hendley St.	Fulton	AL	Leased
3223 Sunset Blvd	West Columbia	SC	Leased
N. Railroad Avenue	Chauncey	GA	Leased
61 Union Street	Westfield	MA	Leased
1958 Broadway	Raynham	MA	Leased
860 Cannon Bridge Road	Orangeburg	SC	Leased

Australian/Asian Real Property

FACILITY	COUNTRY	OWNED OR LEASED
Cafpirco Road Cambier, SA 5290 Mount Gambier South Australia	AU	Owned
25 Buckley Grove, Moolap, Victoria Moolap Victoria	AU	Owned
PO Box 9100 Bunbury Western Australia	AU	Owned/ Leased

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FACILITY	COUNTRY	OWNED OR LEASED
PO Box 335 38 Red Lane Grafton New South Wales	AU	Owned
PO Box 29 24 Tannery Road Longford Tasmania	AU	Owned
PO Box 23 Woodstock Street port cl Mayfield New Castle New South Wales	AU	Owned
Unit 12/ 49 Jijaws St., Sumner Park, QLD	AU	Leased
Biovista No. 25-1 Jl. Damai Niaga Alam Damai Cheras 5600 Kuala Lumpur	Malaysia	Leased
6, Jalan 5, Kawasan Perusahaan, Bandar Sultan Sulaiman, Pelabuhan Klang, Selangor, 42000, Malaysia	Malaysia	Leased
19 Lebuh Sultan Mohamed 2, Bandar Sultan Sulaiman, Pelabuhan Klang, Selangor, 42000, Malaysia	Malaysia	Leased
152 Unit 1607, 16th Floor Chartered Square Building North Sathorn Road Silom Bangkok 10500, Thailand	Thailand	Leased
PO Box 162 Hervey Bay 225 Torbanlea Pialba Road Takura Queensland	AU	Leased
Unit 1214 Medical Plaza Makati Amorsolo St. Cor. De la Rosa Street Legaspi Village Manilla Philippines	Philippines	Leased

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Canadian Real Property

FACILITY	COUNTRY	OWNED OR LEASED
1425 Evans Road, P.O. Box 1510 Ashcroft, British Columbia V0K 1A0	Canada	Owned
35 Crawford Street, Campbellville ON L0P 1B0	Canada	Leased
304 Concession 11 Hagersville	Canada	Leased

China Real Property

FACILITY	COUNTRY	OWNED OR LEASED
Jingtan Port Balizhuangnan, Fengrunqu Tangshan 063039 Hebei Provence	China	Owned
Tangshan Plant Balizhuangnan, Fengrunqu Hebei Province, Tangshan 063039	China	Owned

New Zealand Real Property

FACILITY	COUNTY	OWNED OR LEASED
14 Mayo Road Wiri, Manukau Auckland	New Zealand	Owned
8 Mayo Road Wiri, Manukau Auckland	New Zealand	Owned
23 Yukon Place Hornby, Christchurch	New Zealand	Owned

European Real Property

FACILITY	COUNTRY	OWNED OR LEASED
Lingfield Way	United Kingdom	Owned
Marlow	United Kingdom	Owned

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

FACILITY	COUNTRY	OWNED OR LEASED
Plot 8 (Fieldhouse Lane) Marlow, Bucks, United Kingdom SL7 1LS	United Kingdom	Protim Solignum Limited / the Urban District Council of Marlow / Wycombe District Council
Stan Robinson (Stafford) Limited Darlington Road, Darlington, County Durham Postal Code: DL1 4PT	United Kingdom	Owned
Unit 1214 Medical Plaza Makati Amorsolo St. Cor. De la Rosa Street Legaspi Village	Denmark	Owned/Leased
Avernakke	Nyborg	Lease
Ansgarsvej 7	Nyborg	Owned
11 Jamestown Rd. Inchicore Dublin 8	Ireland	Leased
Lundinkatu 10 B 35, FI-061000 Porvoo	Finland	Leased
Premises No 30-11-2011/001 Sampetera Str. 2 1046 Riga, Latvia cadastral No. 0100 076 0184	Latvia	Leased
Lilla Garnisonsgatan 36 25467 Helsingborg	Sweden	Leased
Lilla Garnisonsgatan 33 25467 Helsingborg	Sweden	Leased
Ekvandan 6 N. Vala Helsingborg	Sweden	Leased
St. Petri.g. 7 NO-3003 Drammen	Norway	Leased
Myklerudveien NO-1454 Fagerstrand	Norway	Leased
Espa Heidtun 2 NO-2338 Espa	Norway	Leased

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FACILITY	COUNTRY	OWNED OR LEASED
Am Sagewerk 26 D-D-68526 Ladenburg	Germany	Leased
PL Rodla 8 70-419 Szezecin	Poland	Leased
Waibrzyskie Wharf	Poland	Leased
Molenlaan 55 1422 XN Uithoorn	The Netherlands	Leased

Latin American Real Property

FACILITY	COUNTY	OWNED OR LEASED
Rua Alexandre Schlemm 531, Sala 02 Barrio Anita Garibaldi, CEP 89202-181 Joinville Estado do Santa Catarina	Brazil	Tecnologias De Madeiras Brasileiras Comercio de Preservantes Ltda. / Ironildo Osellame
Americo Vespucio Norte 2680 Oficina “62” complejo El Cortijo Comuna de Conchali Código postal 8551378 Santiago – Region Metropolitanta	Chile	Comercial Osmose Chile Limitada / Patagonica Immobiliaria S.A. (sublessor) / Banco Santander-Chile

SCHEDULE 6.1.16

PARTNERSHIP AGREEMENTS; LLC AGREEMENTS

Koppers Asia LLC Operating Agreement

Amended and Restated Operating Agreement of Koppers-Nevada Limited-Liability Company

Amended and Restated Operating Agreement of Wood Protection Management LLC

Amended and Restated Operating Agreement of Koppers NZ LLC

Amended and Restated Agreement of Limited Partnership of Wood Protection LP

Amended and Restated Limited Partnership Agreement of Koppers Australasian Investments C.V.

Amended and Restated Limited Partnership Agreement of Koppers Global Investments C.V.

Amended and Restated Limited Partnership Agreement of Koppers World-Wide Holdings C.V.

Third Amended and Restated Operating Agreement of Koppers Recovery Resources LLC (formerly known as M.A. Energy Resources, LLC)

Amended and Restated Operating Agreement of Atlantic - Pole Georgia, LLC

Amended and Restated Operating Agreement of Atlantic - Pole Virginia, LLC

Amended and Restated Operating Agreement of Cox Recovery Services, LLC

Amended and Restated Operating Agreement of Cox Wood of Alabama, LLC

Amended and Restated Operating Agreement of Cox Wood of Virginia, LLC

Amended and Restated Operating Agreement of Leland Land LLC

Amended and Restated Operating Agreement of National Wood Sourcing, LLC

Amended and Restated Operating Agreement of Ruby’s Corner, LLC

Amended and Restated Operating Agreement of Sustainable Management Systems LLC

Amended and Restated Operating Agreement of Sweetwater Wood Holdings, LLC

SCHEDULE 6.1.23

ENVIRONMENTAL DISCLOSURES

Section 6.1.23(1), (2), (3):

1)

In February 2007, the United States Environmental Protection Agency (“USEPA”) Region IV issued an Information Request to both Koppers Inc. (the “Company”) and Beazer East, Inc. (“Beazer East”) regarding the investigation and remediation of the Grenada, MI facility. Subsequent meetings resolved the issues related to the owned property, but issues were raised concerning the possible migration of contaminants off the property. The Company, in cooperation with Beazer East, conducted a series of investigations of off-site properties and an onsite stormwater pond and have conducted remediation activities in certain areas. USEPA completed additional offsite sampling downgradient and upgradient of the site in September 2018. The results of this work are being reviewed.

2)

In July 2008, the Illinois EPA (“IEPA”) issued two Notices of Violation to the Company alleging improper management of hazardous materials at the Company’s Stickney, IL facility and demanding an investigation of the site. One Notice was for the owned portion of the site (38 acres) and one Notice was for the leased terminal. The Company, in cooperation with Beazer East, investigated both parcels. Remediation of the leased parcel is complete and IEPA issued a Return to Compliance Letter on the Notice related to the leased parcel. Investigation continues on the owned parcel which is under IEPA review.

3)

In 2008, the Company was identified that it may be a potentially responsible party (“PRP”) at the LWD, Calvert City, KY CERCLA site. In 2009, USEPA accepted completion of remedial activities at the site. Subsequently, the Kentucky Department of Environmental Protection (“KYDEP”) identified additional potential work areas. In 2015, KYDEP approved the PRPs statement of work (capping and monitoring) and operation & maintenance (“O&M”) plan to address the identified areas, issued the Record of Decision (“ROD”), and executed the Agreed Order with the PRPs and the landowner to complete the incinerator remedy and O&M estimated at $6M. An Environmental Covenant was also filed on the property as required by the ROD and the Agreed Order. The work at the incinerator area was completed in 3Q and 4Q 2016. The construction completion report was submitted. Long-term O&M continues. The PRP Group’s and USEPA’s tolling agreements with non-settling parties expired on 12/31/2012 and the PRPs filed suit against non-settling parties at that time. The PRP Group has obtained funds from these previously non-settling parties.

4)

In September 2009, the Company received a general notice letter notifying it that it may be a PRP at the Newark Bay, NJ CERCLA site. In January 2010, the Company submitted a response to the general notice letter asserting that the Company is a de minimus party at this site. The Company has not received a response to this letter.

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5)

Groundwater sampling conducted in 2012 and 2013 at the Osmose, Inc. facility in Mt. Gambier, Australia indicated the presence of dissolved chromium at levels above applicable guidelines. Pursuant to a letter directive (2013) by the South Australia EPA (the “SAEPA”), the Company conducted further investigation at the site to assess the possible sources and extent of chromium in groundwater at the site. Following agency review, a groundwater extraction test program was conducted in 2017 to assess control of migration of chromium through pumping. The SAEPA requested a Voluntary Site Remedial Plan (“VSRP”) to implement the proposed pumping / gradient control program; final approval of the provided VSRP is pending.

6)

Following the acquisition of Osmose, Inc., the Company, following up on the Company’s Millington, TN facility’s voluntary entry into the Tennessee Site Remediation Program (“SRP”), met with the Tennessee Department of Environment and Conservation (“TDEC”) to discuss the site’s status within the SRP and the scope of any possible additional work. In September 2015, TDEC approved a Work Plan for additional soil and groundwater characterization to better assess potential remedial actions. The investigation report and recommendations for further actions including treatment through subsurface injection was approved by TDEC in August 2016. The remedial implementation including installation of additional wells and subsurface injection of a remediation reagent was conducted in the 4th quarter of 2016. Success of the subsurface injection continues to be evaluated through ongoing groundwater monitoring.

7)

In July 2015 the USEPA conducted a SPCC inspection at the Company’s Follansbee, WV facility. The facility was aware of and correcting all deficiencies noted during the inspection. In November 2015 the facility received a Consent Order from the Agency.

8)

The Company has been named as one of the PRPs at the Portland Harbor, OR CERCLA site located on the Willamette River in Oregon. The Company formerly operated a coal tar pitch terminal near the site. The Company has responded to a USEPA information request and has executed a PRP agreement which outlines the process to develop an allocation of past and future costs among more than 80 parties to the site. The Company believes that it is a de minimus contributor at the site. USEPA issued the Record of Decision (“ROD”) on the site on January 13, 2017. The PRP group reviewed the ROD and certain PRPs are completing additional field sampling and data collection suggested in the ROD for use in subsequent design of the remedy. Additionally, a separate natural resources damages assessment (“NRDA”) is being conducted by a local trustee group. The NRDA is intended to identify further information necessary to estimate liabilities for remediation-based settlements of national resource damages (“NRD”) claims. The Company entered into a separate process to develop an allocation of NRD cost and has negotiated a cash-out settlement amount with the Trustee Group. A consent order is being developed to document the settlement between the Trustee Group and those parties engaged in early settlement. On February 6, 2017, the Yakama Nation, which had earlier dropped out of the Trustee coalition, filed suit against certain PRPs to seek recovery for response costs to releases at/from Portland Harbor site, and future response, assessment, and loss of natural resources in waterways downstream of the Portland Harbor site. The

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Company tendered the claim to Beazer East. At present the District federal court has recommended a stay of the case; a final ruling is pending.

9)

On June 4, 2018, the Company received a letter from the USEPA concerning potential violations of the Clean Water Act observed during inspections and review of SPCC and Facility Response Plans at the Company’s facilities in Follansbee, WV; Green Spring, WV; and Clairton, PA. In addition, USEPA reviewed one facility’s compliance with an earlier consent order regarding above ground storage tank integrity testing. The Company continues to meet and correspond with USEPA to discuss and present relevant information related to the allegations.

10)

By letter dated August 18, 2018, Alpine Waste & Recycling, Inc. (“Alpine”) notified the Company that Alpine has detected the presence of pentachlorophenol on its property adjacent to the Company’s Denver, CO facility, the presence of which Alpine claims was released from the Denver facility. Alpine also claimed it has incurred and will continue to incur damages in responding to this release. A similar letter was sent to Beazer East. Both the Company and Beazer East signed a tolling agreement with Alpine to facilitate continued discussions on the subject. The Company determined it did not use pentachlorophenol at the Denver plant and tendered the claim to Beazer East.

11)

On September 4, 2018, the Company received a letter from NW Natural, as landlord, related to the Company’s formerly leased terminal site in Portland, OR alleging that the Company has certain remedial obligations at the site. The Company has advised NW Natural that the obligations related to remediation likely are the responsibility of Beazer East as a result of its former tenancy at the site pre-dating the Company’s tenancy at the site. The Company has tendered the claim to Beazer East.

12)

On March 20, 2019, the Company received a letter from USEPA concerning a section 114 request under the Clean Air Act for the Company’s Galesburg, IL facility. The Company is sharing responsive documents to UESPA’s requests related to the site’s historical emissions and preparing to conduct emissions testing.

13)	The disclosures in the other subparts of this Section 6.1.23 are incorporated by reference.

Section 6.1.23(7):

There may be structures, improvements, equipment, fixtures, impoundments, pits, lagoons, or aboveground or underground storage tanks which are owned by a Loan Party (by virtue of the acquisition of a Property), but that are not currently operated by a Loan Party may contain Regulated Substances other than conforming to the description contained in Section 6.1.23(7).

Section 6.1.23(9):

The Company has been notified that it is a PRP at the following sites:

1)	LWD, Calvert City, KY
2)	Newark Bay, NJ
3)	Portland Harbor, OR

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

4)

SBA Shipyard, Jennings, LA – On October 13, 2016, the Company notified USEPA that the documentation provided on the site indicated that the relevant activities occurred prior to December 28, 1988 and therefore, were the responsibility of Beazer East. The Company also tendered the claim to Beazer East. The Company awaits further correspondence from USEPA.

5)

Tank Car Corporation of America, Oreland, PA – In May 2011, the Company received a request for information from USEPA Region III for “Koppers Company” in connection with the Tank Car Corporation of America Inc. Site. In May 2011, the Company responded that supporting documents referenced in USEPA’s letter predated the sale from Beazer East and therefore the Company was not liable. The Company also tendered the claim to Beazer East. USEPA has not responded to date.

6)

J&W Pallet and Drum, Atlanta, GA – In December 2007, USEPA Region IV issued an Information Request to Osmose, Inc. regarding the J&W Pallet and Drum Superfund Site. In its January 2008 response, Osmose, Inc. stated that it has no record of sending waste to J&W Pallet and Drum Company. The Company has had no further contact with USEPA regarding this matter.

7)

Kentucky Wood Preserving Site, Winchester, KY - In October 2007, USEPA Region 4 issued an Information Request to Osmose, Inc. regarding the Kentucky Wood Preserving Site. In its response, Osmose, Inc. stated that, according to its records, it sold a product to Kentucky Wood Preserving between 1964 and sometime after 1980. The Company has had no further contact with USEPA regarding this matter.

8)

Alternate Energy Resources, Augusta, GA - In November 2009, the Company received a request for information from USEPA Region IV in connection with the Alternate Energy Resources Superfund Site. In January 2010, the Company responded that supporting documents provided with the USEPA’s letter predated the sale from Beazer East and therefore the Company was not liable. The Company also tendered the claim to Beazer East. USEPA has not responded to date.

Section 6.1.23(10):

1)

Properties owned or operated that are on the NPL: Galesburg, IL (125 acres of leased property); Hubbell, MI is a leased property that is located within a CERCLA site. This operation was acquired from Osmose, Inc in 2014. Neither Osmose, Inc. nor the Company is identified as a PRP in the CERCLA site.

2)

Properties owned or operated at which a RCRA Facility Investigation, Corrective Action Study and/or Corrective Action is underway: Denver, CO (64 acres of owned property); Follansbee, WV (32 acres of owned property); Florence, SC (200 acres of owned property); Green Spring, WV (98 acres of owned property); Grenada, MI (154 acres of owned property); Guthrie, KY (122 acres of owned property); Montgomery, AL (84 acres of owned property); North Little Rock, AR (148 acres of owned property); Roanoke, VA (91 acres of owned property); Somerville, TX (244 acres of owned property); Susquehanna, PA (109 acres of owned property); Sweetwater, TN (25 acres of owned property) – post closure and corrective action conducted by former owner/operator; Woodward, AL (23 acres of owned property); Houston, TX (5 acres of owned property).

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

3)

Properties owned or operated that are being investigated under Environmental Laws other than CERCLA or RCRA: Stickney, IL (38 acres of owned property) – voluntary site investigation at the request of the IEPA; Millington, TN – voluntary site investigation and remediation pursuant to the Tennessee voluntary Site Remediation Program; Leland, NC (128 acres of owned property) - site monitoring and maintenance provisions pursuant to Brownfields Agreement with NC Department of Environmental and Natural Resources; Vidalia, GA (140 acres of owned property) – site investigation and cleanup pursuant to Georgia Environmental Protection Department Prospective Purchaser Corrective Action Program; Kurnell, New South Wales, Australia – pursuant to a lease agreement and in coordination with the local environmental agency; Mayfield, New South Wales, Australia – pursuant to a sales agreement and in coordination with the New South Wales Environment Agency; Mt Gambier, South Australia – pursuant to a letter demand from the SA Environment Agency; Hubbell, MI – groundwater investigation by prior owner/operator under direction of MI Department of Environmental Quality; Superior, WI – investigation of drip pad closure requirements under 40 CFR Part 265 Subpart W and NR 665.

4)

Properties owned or operated which are adjoining or in the proximity of properties identified or proposed to be identified on any such list or subject to Remedial Action: Denver, CO – Broderick wood treating site (CERCLA); Denver, CO – Dewey Lake (to the knowledge of any Loan Party, Dewey Lake has not yet been identified or proposed to be identified on any such list, but some investigatory work has been done); Woodward, AL – Beazer Coke Plant (RCRA); Grenada, MI – Heatcraft (RCRA); Eutawville, SC – Eutawville Farm Site within 1 mile is on the Hazardous Waste Sites list; Fulton, AL – Scotch Lumber Company is 0.069 mile to southeast of site and is on the voluntary cleanup program list; Leland, NC – four sites within 1 mile on the State Hazardous Substance Disposal Site or Inactive Hazardous Waste Site lists.

Note: All Properties subject to a Remedial Action either have a land use restriction filed, recorded or imposed, or can be expected to have a land use restriction filed, recorded or imposed, effectively restricting the use of the land to industrial use.

Section 6.1.23(11):

The Green Spring, WV, Roanoke, VA, and Montgomery, AL facilities are each located partially or wholly in a floodplain. The Ashcroft, BC facility is located largely within the boundary of archaeological site EeRh-0061 (also known as the Rattlesnake Hill Site) and is protected under the Heritage Conservation Act.

Schedule 8.2.9

PERMITTED PARTNERSHIPS, LLCS, JOINT VENTURES

Koppers (China) Carbon & Chemical Co Ltd

Koppers (Jiangsu) Carbon Chemical Co. Ltd

Wood Protection LP

Koppers (Thailand) Limited

Comercial KPC Chile Limitada

Koppers Performance Chemicals Brasil Comerico De Preservantes Ltda.

SCHEDULE A
TO
PLEDGE AGREEMENT

Description of Pledged Collateral

Pledgor and Pledgor's Jurisdiction of Formation	Pledged Shares	Type and Amount of Ownership
Koppers Inc. — Pennsylvania, U.S.A.	1,000 shares of common stock	100% of the issued and outstanding common stock of Koppers World-Wide Ventures Corporation
	1,000 shares of common stock	100% of the issued and outstanding common stock of Koppers Delaware, Inc.
	All membership interests (not certificated)	100% of the membership interests of Koppers Asia LLC
	774,254 shares of common stock	100% of the issued and outstanding common stock of Koppers Performance Chemicals Inc.
	100 shares of common stock	100% of the issued and outstanding common stock of Koppers Railroad Structures Inc.
	All membership interests (not certificated)	100% of the membership interests of Koppers Recovery Resources LLC (formerly known as M.A. Energy Resources, LLC)
	1 share of common stock	100% of the issued and outstanding common stock of Koppers Utility and Industrial Products Inc. (formerly known as Cox Industries, Inc.)
Koppers Holdings Inc. — Pennsylvania, U.S.A.	1 share of common stock	100% of the issued and outstanding common stock of Koppers Inc.
Koppers World-Wide Ventures Corporation — Delaware, U.S.A.	100 shares of common stock	100% of the issued and outstanding common stock of Koppers Ventures Inc.
	65% of >99% partnership interest (not certificated)	65% of the >99% partnership interest in Koppers Global Investments C.V. Koppers World-Wide Ventures Corporation is the limited partner in this partnership
	65 shares of common stock	65% of the issued common stock of Koppers Ashcroft Inc.
Koppers Railroad Structures Inc. — Delaware, U.S.A.	65% shares of common stock	65% of the issued common stock of Koppers Railroad Structures Canada Inc.
Koppers Ventures Inc. — Delaware, U.S.A.	65% of <1% partnership interest (not certificated)	65% of the <1% partnership interest in Koppers World-Wide Holdings C.V. Koppers Ventures Inc. is the general partner in this partnership

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Pledgor and Pledgor's Jurisdiction of Formation	Pledged Shares	Type and Amount of Ownership
	65% of <1% partnership interest (not certificated)	65% of the <1% partnership interest in Koppers Global Investments C.V. Koppers Ventures Inc. is the general partner in this partnership
	65% of <1% partnership interest (not certificated)	65% of the <1% partnership interest in Koppers Australasian Investments C.V. Koppers Ventures Inc. is the general partner in this partnership
Koppers Performance Chemicals Inc. — New York, U.S.A.	100% of limited liability company interest (not certificated)	100% of limited liability company interest in Koppers-Nevada Limited-Liability Company
	100% of limited liability company interest (not certificated)	100% of limited liability company interest in Wood Protection Management LLC
	100% of limited liability company interest (not certificated)	100% of limited liability company interest in Koppers NZ LLC
	65% of equity (not certificated)	65% of equity of Koppers Performance Chemicals Brasil Comercio De Preservantes Ltda. (an entity existing under the laws of Brazil)
	65% of equity	65% of equity of Koppers (Thailand) Ltd. (an entity existing under the laws of Thailand)
	65% of equity (not certificated)	50% of equity of Protim Solignum Sdn Bhd (an entity existing under the laws of Malaysia)
	65% of equity (not certificated)	65% of equity of Comercial KPC Chile Limitada (an entity existing under the laws of Chile)
Wood Protection Management LLC — Nevada, U.S.A.	1% general partnership interest (not certificated)	1% general partnership interest in Wood Protection LP
Koppers-Nevada Limited-Liability Company — Nevada, U.S.A.	99% limited partnership interest (not certificated)	99% limited partnership interest in Wood Protection LP
Koppers Utility and Industrial Products Inc. (formerly known as Cox Industries, Inc.)	All membership interests (not certificated)	100% of the membership interests of Atlantic Pole - Georgia, LLC
	All membership interests (not certificated)	100% of the membership interests of Atlantic Pole - Virginia, LLC
	100,000 shares of common stock	Carolina Pole Leland, Inc.
	260,000 shares of common stock	Carolina Pole, Inc.
	260,000 shares of common stock	Cove City Wood Preserving, Inc.
	All membership interests (not certificated)	100% of the membership interests of Cox Recovery Services, LLC
	All membership interests (not certificated)	100% of the membership interests of Cox Wood of Alabama, LLC
	All membership interests (not certificated)	100% of the membership interests of Cox Wood of Virginia, LLC
	260,000 shares of common stock	Cox Wood Preserving Company

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

Pledgor and Pledgor's Jurisdiction of Formation	Pledged Shares	Type and Amount of Ownership
	All membership interests (not certificated)	100% of the membership interests of National Wood Sourcing, LLC
	2,000 shares of common stock	North - South Wood Preserving Company, Inc.
	All membership interests (not certificated)	100% of the membership interests of Ruby’s Corner, LLC
	95,000 shares of common stock	Structural Woods Preserving Co.
	All membership interests (not certificated)	100% of the membership interests of Sustainable Management Systems LLC
	All membership interests (not certificated)	100% of the membership interests of Sweetwater Wood Holdings, LLC
Carolina Pole, Inc.	All membership interests (not certificated)	100% of the membership interests of Leland Land LLC

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Koppers Inc. (a “Debtor”) is located at:

436 Seventh Avenue

Pittsburgh, PA 15219

Allegheny County

2.Such Debtor’s true and full name is as follows: Koppers Inc. Such Debtor uses no trade names or fictitious names, except for the following trade name: Koppers.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: Pennsylvania

5.Such Debtor’s EIN # is as follows: 25-1588399

6.Such Debtor’s organization ID # is (if any exists) is as follows: 1049518

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

Certain historical books and records may be maintained in an off-site storage facility at

Access

923 Bidwell Street

Pittsburgh, PA 15233

9.All of such Debtor’s real property is located in the following counties:

See Item 7 above

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

Koppers Inc. Real Property

FACILITY	CITY	STATE	OWNED OR LEASED	DIVISION	COLLATERAL
Koppers Global Technology Center	Pittsburgh	PA	Leased	Admin	Equipment, Inventory, Office Furniture
Koppers Headquarters	Pittsburgh	PA	Leased	Admin	Equipment, Inventory, Office Furniture
Follansbee	Follansbee	WV	Owned	CMC	Equipment, Inventory, Office Furniture
Fordyce	Fordyce	AR	Owned	RUPS	Equipment, Inventory, Office Furniture
Stickney	Stickney	IL	Leased/ Owned	CMC	Equipment, Inventory, Office Furniture
Denver	Denver	CO	Owned	RUPS	Equipment, Inventory, Office Furniture
Woodward Tar	Dolomite	Al	Owned	CMC	N/A
Florence	Florence	SC	Owned	RUPS	Equipment, Inventory, Office Furniture
Green Spring	Green Spring	WV	Owned	RUPS	Equipment, Inventory, Office Furniture
Grenada	Grenada	MS	Owned	RUPS
Guthrie	Guthrie	KY	Owned	RUPS	Equipment, Inventory, Office Furniture
Lordstown	Lordstown	OH	Leased	RUPS	Equipment, Inventory, Office Furniture
Morrison	McMinnville	TN	Leased	RUPS	Equipment, Inventory, Office Furniture
North Little Rock	North Little Rock	AR	Owned	RUPS	Equipment, Inventory, Office Furniture

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

FACILITY	CITY	STATE	OWNED OR LEASED	DIVISION	COLLATERAL
Poplar Bluff	Poplar Bluff	MO	Leased	RUPS	Equipment, Inventory, Office Furniture
Roanoke	Roanoke	VA	Owned	RUPS	Equipment, Inventory, Office Furniture
Sedalia	Sedalia	MO	Leased	RUPS	Equipment, Inventory, Office Furniture
Somerville	Somerville	TX	Owned	RUPS	Equipment, Inventory, Office Furniture
Susquehanna	Susquehanna	PA	Owned	RUPS	Equipment, Inventory, Office Furniture
Beaver Dam	Beaver Dam	KY	Leased	RUPS	Equipment and Inventory
Corinth	Corinth	MS	Leased	RUPS	Equipment and Inventory
Crewe	Crewe	VA	Leased	RUPS	Equipment and Inventory
Dillwyn	Dillwyn	VA	Leased	RUPS	Equipment and Inventory
Galesburg	Galesburg	IL	Leased	RUPS	Equipment, Inventory, Office Furniture
Garrison	Garrison	KY	Leased	RUPS	Equipment, Inventory, Office Furniture
Holly Springs	Holly Springs	MS	Leased	RUPS	Equipment and Inventory
Hope Hull	Hope Hull	AL	Leased	RUPS	Equipment and Inventory
Huntington	Huntington	WV	Leased	RUPS	Equipment, Inventory, Office Furniture
Jackson	Jackson	TN	Leased	RUPS	Equipment and Inventory
Mitchell	Mitchell	IN	Leased	RUPS	Equipment and Inventory
Orange	Orange	VA	Leased	RUPS	Equipment and Inventory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

FACILITY	CITY	STATE	OWNED OR LEASED	DIVISION	COLLATERAL
Paducah	Paducah	KY	Leased	RUPS	Equipment and Inventory
West Plains	West Plains	MO	Leased	RUPS	Equipment and Inventory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Koppers Holdings Inc. (a “Debtor”) is located at:

436 Seventh Avenue

Pittsburgh, PA 15219

Allegheny County

2.Such Debtor’s true and full name is as follows: Koppers Holdings Inc. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: Pennsylvania

5.Such Debtor’s EIN # is as follows: 20-1878963

6.Such Debtor’s organization ID # is (if any exists) is as follows: 3261656

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

9.All of such Debtor’s real property is located in the following counties:

None

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Koppers World-Wide Ventures Corporation (a “Debtor”) is located at:

501 Silverside Road

Suite 67

Wilmington, DE 19809

New Castle County

2.Such Debtor’s true and full name is as follows: Koppers World-Wide Ventures Corporation. Such Debtor uses no trade names or fictitious names, except for the following trade name: Koppers.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: Delaware

5.Such Debtor’s EIN # is as follows: 51-0340346

6.Such Debtor’s organization ID # is (if any exists) is as follows: 2294776

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

9.All of such Debtor’s real property is located in the following counties:

None

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Koppers Delaware, Inc. (a “Debtor”) is located at:

501 Silverside Road

Suite 67

Wilmington, DE 19809

New Castle County

2.Such Debtor’s true and full name is as follows: Koppers Delaware, Inc. Such Debtor uses no trade names or fictitious names, except for the following trade name: Koppers.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: Delaware

5.Such Debtor’s EIN # is as follows: 51-0370974

6.Such Debtor’s organization ID # is (if any exists) is as follows: 2389748

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

9.All of such Debtor’s real property is located in the following counties:

None

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Koppers Asia LLC (a “Debtor”) is located at:

2711 Centerville Road

Suite 400

Wilmington, DE 19808

New Castle County

2.Such Debtor’s true and full name is as follows: Koppers Asia LLC. Such Debtor uses no trade names or fictitious names, except for the following trade name: Koppers.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: Delaware

5.Such Debtor’s EIN # is as follows: 25-1588399

6.Such Debtor’s organization ID # is (if any exists) is as follows: 4452716

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

9.All of such Debtor’s real property is located in the following counties:

None

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Koppers Ventures Inc. (a “Debtor”) is located at:

436 Seventh Avenue

Pittsburgh, PA 15219

Allegheny County

2.Such Debtor’s true and full name is as follows: Koppers Ventures Inc. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: Delaware

5.Such Debtor’s EIN # is as follows: 81-5309213

6.Such Debtor’s organization ID # is (if any exists) is as follows: 4784301

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

9.All of such Debtor’s real property is located in the following counties:

None

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Koppers Performance Chemicals Inc. (a “Debtor”) is located at:

1016 Everee Inn Road

Griffin, GA  30224

Spalding County

2.Such Debtor’s true and full name is as follows: Koppers Performance Chemicals Inc. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: New York

5.Such Debtor’s EIN # is as follows: 16-0579500

6.Such Debtor’s organization ID # is (if any exists) is as follows: 47984

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

Certain historical books and records may be maintained in an off-site storage facility at

Access

923 Bidwell Street

Pittsburgh, PA  15233

9.All of such Debtor’s real property is located in the following counties:

See item 7 above

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
1016 Everee Inn Road	Griffin	GA	Spalding	Owned
1141 Anne Street	Griffin	GA	Spalding	Owned
1121 Anne Street	Griffin	GA	Spalding	Owned
1143 Anne Street	Griffin	GA	Spalding	Owned
1145 Anne Street	Griffin	GA	Spalding	Owned
Millington	Millington	TN	Shelby	Owned
Rock Hill	Rock Hill	SC	York	Owned
Hubbell	Hubbell	MI	Houghton	Leased
Tamarack Warehouse	Memphis	TN	Shelby	Leased
6801 School Street Ste. 106	Valley City	OH	Medina	Leased
3691 Tulane Road	Memphis	TN	Shelby	Leased
372 Titan St.	Memphis	TN	Shelby	Leased
3183 Tranquility Dr.	Memphis	TN	Shelby	Leased
3333 Asteroid Rd.	Memphis	TN	Shelby	Leased

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Koppers Railroad Structures, Inc. (a “Debtor”) is located at:

4546 Tompkins Drive

Madison, WI 53716

Dane County

2.Such Debtor’s true and full name is as follows: Koppers Railroad Structures, Inc. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: Delaware

5.Such Debtor’s EIN # is as follows: 36-4502347

6.Such Debtor’s organization ID # is (if any exists) is as follows: 3550373

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

Certain historical books and records may be maintained in an off-site storage facility at

Access

923 Bidwell Street

Pittsburgh, PA  15233

9.All of such Debtor’s real property is located in the following counties:

See item 7 above

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Madison	Madison (4518 Tompkins Drive)	WI	Dane	Owned
Madison	Madison (4546 Tompkins Drive)	WI	Dane	Owned
Madison	Madison (4602 Tompkins Drive)	WI	Dane	Owned
Overland Park	Overland Park	KS	Johnson	Leased
Hermitage	Hermitage	MO	Hickory	Leased
Mount Airy	Mount Airy	NC	Surry	Leased

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Koppers-Nevada Limited-Liability Company (a “Debtor”) is located at:

436 Seventh Avenue

Pittsburgh, PA 15219

Allegheny County

2.Such Debtor’s true and full name is as follows: Koppers-Nevada Limited-Liability Company. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: Nevada

5.Such Debtor’s EIN # is as follows: 88-0449990

6.Such Debtor’s organization ID # is (if any exists) is as follows: NV19991066464

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

9.All of such Debtor’s real property is located in the following counties:

None

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Wood Protection Management LLC (a “Debtor”) is located at:

436 Seventh Avenue

Pittsburgh, PA 15219

Allegheny County

2.Such Debtor’s true and full name is as follows: Wood Protection Management LLC. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: Nevada

5.Such Debtor’s EIN # is as follows: 88-0443315

6.Such Debtor’s organization ID # is (if any exists) is as follows: NV19991066472

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

9.All of such Debtor’s real property is located in the following counties:

None

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Koppers NZ LLC (a “Debtor”) is located at:

436 Seventh Avenue

Pittsburgh, PA 15219

Allegheny County

2.Such Debtor’s true and full name is as follows: Koppers NZ LLC. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: New York

5.Such Debtor’s EIN # is as follows: 16-0579500

6.Such Debtor’s organization ID # is (if any exists) is as follows: 2578589

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

9.All of such Debtor’s real property is located in the following counties:

None

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Wood Protection LP (a “Debtor”) is located at:

211 E. 7th Street

Austin, TX 78701

2.Such Debtor’s true and full name is as follows: Wood Protection LP. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Partnership

4.Such Debtor’s state of organization is as follows: Texas

5.Such Debtor’s EIN # is as follows: 74-1333892

6.Such Debtor’s organization ID # is (if any exists) is as follows: 0012976210

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

9.All of such Debtor’s real property is located in the following counties:

See item 7 above

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY	CITY	COUNTY	STATE	OWNED OR LEASED
Houston	Austin	Harris	TX	Owned

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Koppers Recovery Resources LLC (formerly known as M.A. Energy Resources, LLC) (a “Debtor”) is located at:

9401 Indian Creek Parkway, Suite 450

Overland Park, KS 66210

2.Such Debtor’s true and full name is as follows: Koppers Recovery Resources LLC. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: Kansas

5.Such Debtor’s EIN # is as follows: 80-0436804

6.Such Debtor’s organization ID # is (if any exists) is as follows: 6346951

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None

9.All of such Debtor’s real property is located in the following counties:

See item 7 above

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY[2]	CITY	STATE	COUNTY	OWNED OR LEASED
Corporate HQ	Overland Park (9401 Indian Creek Parkway)	KS	Johnson	Leased
Queen City	Queen City (12911 Highway 59 North)	TX	Cass	Leased
Queen City - International Paper	Queen City (11700 Fm 3129)	TX	Cass	Leased

[2]

Certain customers allow Debtor to store equipment and other personal property on their properties to enable Debtor to provide services to those customers.  These arrangements are not subject to any written lease or agreement, and addresses have not been provided for these locations.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Koppers Utility and Industrial Products Inc. (formerly known as Cox Industries, Inc.) (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina 29118

2.Such Debtor’s true and full name is as follows: Koppers Utility and Industrial Products Inc. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: South Carolina

5.Such Debtor’s EIN # is as follows: 57-1066065

6.Such Debtor’s organization ID # is (if any exists) is as follows: N/A

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

See Appendix 2 to Schedule A attached

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 13

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Blackstone Facility	Blackstone	VA	Nottoway	Owned
Bowman Facility	Bowman	SC	Orangeburg	Owned
Fulton Pole Peeling Facility	Fulton	AL	Clarke	Leased
Holly Hill	Holly Hill	SC	Orangeburg	Owned
Leland Facility	Leland	NC	Brunswick	Owned
Newsoms Facility	Newsoms	VA	Southampton	Owned
Eutawville Facility	Eutawville	SC	Orangeburg	Owned
Orangeburg Facility	Orangeburg	SC	Orangeburg	Leased
Sweetwater Facility	Sweetwater	TN	Monroe	Owned
Vance Facility	Vance	AL	Tuscaloosa	Leased
North, SC Facility	North	SC	Orangeburg	Owned
Vidalia Facility	Vidalia	GA	Toombs	Owned
Greenville	Greenville	SC	Greenville	Leased

[3]

Certain vendors allow Debtor to store small amounts of inventory on their properties to enable Debtor to provide services.  These arrangements are not subject to any written lease or agreement, and addresses have not been provided for these locations.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Pittsburgh Office Space	Pittsburgh	PA	Allegheny	Leased
Arbuckle Office Space	Arbuckle	CA	Colusa	Leased
Guilderland Reload Yard	Guilderland	NY	Albany	Subleased
Auburn Reload Yard	Auburn	ME	Androscoggin	Leased (Verbal Agreement)
South Windham Reload Yard	South Windham	CT	Windham	Leased (Verbal Agreement)
New Haven Reload Yard	New Haven	CT	New Haven	Leased
Council Bluffs Reload Yard	Council Bluffs	IA	Pottawattamie	Leased
Green Bay Reload Yard	Green Bay	WI	Brown County	Leased
Rochester Reload Yard	Rochester	NY	Monroe	Leased
Dubuque (Track)	Dubuque	IA	Dubuque	Leased
Dubuque Reload Yard	Dubuque	IA	Dubuque	Leased
St. Louis Track	St. Louis	MO	St. Louis	Leased
St. Louis Land	St. Louis	MO	St. Louis	Leased
Oklahoma City Reload Yard	Oklahoma City	OK	Oklahoma	Leased
Columbia Office Space	West Columbia	SC	Lexington	Leased
Eastwood Carriers Reload Yard	Westfield	MA	Hampden	Leased
Alkat Reload Yard	Raynham	MA	Bristol	Leased

APPENDIX 2

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Atlantic Pole - Georgia, LLC (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina 29118

2.Such Debtor’s true and full name is as follows: Atlantic Pole - Georgia, LLC. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: South Carolina

5.Such Debtor’s EIN # is as follows: 46-0613658

6.Such Debtor’s organization ID # is (if any exists) is as follows: N/A

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

See Appendix 2 to Schedule A attached

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Vidalia Facility	Vidalia	GA	Toombs	Owned

APPENDIX 2

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Vidalia Location	Vidalia	GA	Toombs	Owned

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Atlantic Pole - Virginia, LLC (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina  29118

2.Such Debtor’s true and full name is as follows: Atlantic Pole - Virginia, LLC. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: South Carolina

5.Such Debtor’s EIN # is as follows: 46-0613100

6.Such Debtor’s organization ID # is (if any exists) is as follows: N/A

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

See Appendix 2 to Schedule A attached

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

APPENDIX 2

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Newsoms Facility	Newsoms	VA	Southampton	Owned
Hainesport Reload Yard	Hainesport	NJ	Burlington	Leased

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Hainesport Reload Yard	Hainesport	NJ	Burlington	Leased
Newsoms Location	Newsoms	VA	Southampton	Owned

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Carolina Pole Leland, Inc. (a “Debtor”) is located at:

1705 Village Park Drive, Oranageburg, South Carolina 29118

2.Such Debtor’s true and full name is as follows: Carolina Pole Leland, Inc. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: North Carolina

5.Such Debtor’s EIN # is as follows: 20-4717288

6.Such Debtor’s organization ID # is (if any exists) is as follows: 841054

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

None.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Leland Wood Treatment Facility	Leland	NC	Brunswick	Owned

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Carolina Pole, Inc. (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina 2918

2.Such Debtor’s true and full name is as follows: Carolina Pole, Inc. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: South Carolina

5.Such Debtor’s EIN # is as follows: 57-6165977

6.Such Debtor’s organization ID # is (if any exists) is as follows: N/A

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

See Appendix 2 to Schedule A attached

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Eutawville Driveway	Eutawville	SC	Orangeburg	Leased

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Eutawville Driveway	Eutawville	SC	Orangeburg	Leased

APPENDIX 2

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Cove City Wood Preserving, Inc. (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina 29118

2.Such Debtor’s true and full name is as follows: Cove City Wood Preserving, Inc. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: North Carolina

5.Such Debtor’s EIN # is as follows: 56-1604649

6.Such Debtor’s organization ID # is (if any exists) is as follows: 0226044

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

None.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Cox Recovery Services, LLC (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina  29118

2.Such Debtor’s true and full name is as follows: Cox Recovery Services, LLC. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: South Carolina

5.Such Debtor’s EIN # is as follows: 47-1305390

6.Such Debtor’s organization ID # is (if any exists) is as follows: N/A

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

None.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Cox Wood of Alabama, LLC (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina  29118

2.Such Debtor’s true and full name is as follows: Cox Wood of Alabama, LLC. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: Alabama

5.Such Debtor’s EIN # is as follows: 20-5479681

6.Such Debtor’s organization ID # is (if any exists) is as follows: 483-535

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

None.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Vance Facility	Vance	AL	Tuscaloosa	Leased

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Cox Wood of Virginia, LLC (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina 29118

2.Such Debtor’s true and full name is as follows: Cox Wood of Virginia, LLC. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: Virginia

5.Such Debtor’s EIN # is as follows: 26-2725859

6.Such Debtor’s organization ID # is (if any exists) is as follows: S2606152

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

See Appendix 2 to Schedule A attached

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Blackstone Facility	Blackstone	VA	Nottoway	Owned

APPENDIX 2

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Blackstone Facility	Blackstone	VA	Nottoway	Owned

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Cox Wood Preserving Company (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina 29118

2.Such Debtor’s true and full name is as follows: Cox Wood Preserving Company. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: South Carolina

5.Such Debtor’s EIN # is as follows: 57-0340323

6.Such Debtor’s organization ID # is (if any exists) is as follows: N/A

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

See Appendix 1 to Schedule A attached.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Greenville	Greenville	SC	Greenville	Leased

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Leland Land, LLC (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina  29118

2.Such Debtor’s true and full name is as follows: Leland Land, LLC. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: North Carolina

5.Such Debtor’s EIN # is as follows: 01-0730777

6.Such Debtor’s organization ID # is (if any exists) is as follows: 618641

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

See Appendix 2 to Schedule A attached.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Leland Facility	Leland	NC	Brunswick	Owned

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Leland Facility	Leland	NC	Brunswick	Owned

APPENDIX 2

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of National Wood Sourcing, LLC (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina  29118

2.Such Debtor’s true and full name is as follows: National Wood Sourcing, LLC. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: South Carolina

5.Such Debtor’s EIN # is as follows: 26-3549117

6.Such Debtor’s organization ID # is (if any exists) is as follows: N/A

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

None.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of North - South Wood Preserving Company, Inc. (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina  29118

2.Such Debtor’s true and full name is as follows: North - South Wood Preserving Company, Inc. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: South Carolina

5.Such Debtor’s EIN # is as follows: 57-0805844

6.Such Debtor’s organization ID # is (if any exists) is as follows: N/A

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

See Appendix 2 to Schedule A attached.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
North, SC Facility	North	SC	Orangeburg	Owned

APPENDIX 2

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
North, SC Facility	North	SC	Orangeburg	Owned

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Ruby’s Corner, LLC (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina 29118

2.Such Debtor’s true and full name is as follows: Ruby’s Corner, LLC. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: South Carolina

5.Such Debtor’s EIN # is as follows: 82-4680638

6.Such Debtor’s organization ID # is (if any exists) is as follows: N/A

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

See Appendix 2 to Schedule A attached.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Holly Hill Facility	Holly Hill	SC	Orangeburg	Owned

APPENDIX 2

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Holly Hill Facility	Holly Hill	SC	Orangeburg	Owned

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Structural Woods Preserving Co. (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina 29118

2.Such Debtor’s true and full name is as follows: Structural Woods Preserving Co. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Corporation

4.Such Debtor’s state of organization is as follows: North Carolina

5.Such Debtor’s EIN # is as follows: 82-4471724

6.Such Debtor’s organization ID # is (if any exists) is as follows: 0142009

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

None.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Sustainable Management Systems LLC (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina 29118

2.Such Debtor’s true and full name is as follows: Sustainable Management Systems LLC. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: South Carolina

5.Such Debtor’s EIN # is as follows: 27-0562889

6.Such Debtor’s organization ID # is (if any exists) is as follows: N/A

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

None.

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE A

TO

SECURITY AGREEMENT

Security Interest Data Summary

1.The chief executive office of Sweetwater Wood Holdings, LLC (a “Debtor”) is located at:

1705 Village Park Drive, Orangeburg, South Carolina  29118

2.Such Debtor’s true and full name is as follows: Sweetwater Wood Holdings, LLC. Such Debtor uses no trade names or fictitious names.

3.Such Debtor’s form of organization is as follows: Limited Liability Company

4.Such Debtor’s state of organization is as follows: South Carolina

5.Such Debtor’s EIN # is as follows: 82-4410939

6.Such Debtor’s organization ID # is (if any exists) is as follows: N/A

7.As of the Closing Date, all of such Debtor's personal property which has not been delivered to the Administrative Agent pursuant to the terms of this Agreement or the Credit Agreement is now, and will be at all future times, located at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

See Appendix 1 to Schedule A attached.

8.All of such Debtor's books and records, including those relating to accounts payable and accounts receivable, are kept at such Debtor's chief executive office as described in Paragraph 1 above, except as specified below:

None.

9.All of such Debtor’s real property is located in the following counties:

See Appendix 2 to Schedule A attached

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

APPENDIX 1

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Chauncey Facility	Chauncey	GA	Dodge	Leased
Sweetwater Facility	Sweetwater	TN	Monroe	Owned

APPENDIX 2

FACILITY	CITY	STATE	COUNTY	OWNED OR LEASED
Chauncey Facility	Chauncey	GA	Dodge	Leased
Sweetwater Facility	Sweetwater	TN	Monroe	Owned

SCHEDULE B

TO

SECURITY AGREEMENT

Commercial Tort Claims

None.